As filed with the Securities and Exchange Commission on June 22, 2023

Securities Act File No. 333-270842

1940 Act File No. 811-23857

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No. __	☐
and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

FIRST TRUST HEDGED STRATEGIES FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2270

(Registrant’s Telephone Number)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, June 22, 2023

FIRST TRUST HEDGED STRATEGIES FUND

PROSPECTUS

Class A Shares (HDGAX)
Class I Shares (HFLEX)

First Trust Hedged Strategies Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that intends to operate as an interval fund. Shares of the Fund (the “Shares”) are continuously offered under the Securities Act of 1933, as amended, and repurchased by the Fund on a quarterly basis in an amount no less than 5% and not more than 25% of the outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. The Fund does not anticipate commencing repurchase offers until the fourth quarter of 2023.

The Fund operates under an Agreement and Declaration of Trust dated March 22, 2023 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Adviser” or “FTCM”) serves as the investment adviser of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund offers two separate share classes: Class A Shares and Class I Shares.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Passport Select: Model Class of FT Alternative Platform I LLC (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

Total Offering(1)	Class A Shares	Class I Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value

Sales Charge (Load)(2) as a percentage of purchase amount	4.50%	0.00%

Proceeds to Fund(3)	Current Net Asset Value Minus Sales Charge	Current Net Asset Value

(1)	First Trust Portfolios L.P. (the “Distributor”) acts as the principal underwriter of the Fund’s Shares. An indefinite amount of Shares are being offered on a commercially reasonable efforts basis through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor and/or their respective affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders (as defined below) and/or the Fund. These payments will be made out of the Investment Adviser’s, Distributor’s and/or their respective affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTION.” The Fund will sell Shares only to investors who certify that they are “Eligible Investors.” See “INVESTOR QUALIFICATIONS.” The minimum initial investment in Class A Shares by any investor is $25,000 and the minimum initial investment in Class I Shares by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below this minimum. See “FUND SUMMARY — The Offering.”

(2)	Investments in Class A Shares of the Fund are sold subject to a sales charge of up to 4.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “FUND SUMMARY — The Offering.”

(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below. The total expenses of issuance and distribution are $217,389.

Investment Objective and Strategies. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is a fund of hedge funds and seeks to invest primarily in private investment funds, or commonly known as “hedge funds,” managed by multiple third-party investment managers that employ a variety of alternative investment strategies (“Investment Funds”). Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of Investment Funds. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing primarily in the Investment Funds will be successful. See “FUND SUMMARY — Investment Objective and Strategies” below. (See "SPECIAL RISKS OF FUND OF HEDGE FUNDS STRUCTURE" BEGINNING ON PAGE 21).

During temporary defensive periods, the Fund may deviate from its investment policies and objective and may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (See “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 15).

Interval Fund: The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for no less than 5% and not more than 25% of the Fund’s Shares outstanding at net asset value (“NAV”). The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a valuation date on or about April 5, July 5, October 6 and January 5 of each year. The Fund does not anticipate commencing repurchase offers until the fourth quarter of 2023. Shares will be repurchased at the per- class NAV per Share determined as of the close of business no later than the fourteenth day after the date the repurchase offer ends, or the next business day if the fourteenth day is not a business day. Shares will be repurchased at their NAV determined as of approximately April 5, July 5, October 6 and January 5, as applicable. Payment pursuant to the repurchase will be made on the purchase payment date, which will be no more than seven (7) days after the valuation date. While the quarterly repurchase offer is expected to be 5%, the amount of each quarterly repurchase offer may be 5% to 25% subject to approval of the Board of Trustees of the Fund (the “Board” and each of the trustees on the Board, a “Trustee”). It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid. (See “PRINCIPAL RISK FACTORS — REPURCHASE OFFERS; LIMITED LIQUIDITY”).

This prospectus (the “Prospectus”) applies to the public offering of two separate classes of Shares of beneficial interest of the Fund, designated as Class A (“Class A Shares”) and Class I (“Class I Shares”).

The Shares will be offered in a continuous offering. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at NAV per Share, subject to any applicable sales charge described in the Prospectus. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [ ], has been filed with the Securities and Exchange Commission (“SEC”). You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (877) 779-1999 or by accessing the Investment Adviser’s website at https://www.FirstTrustCapital.com. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	The Fund has no operating history and the Shares have no history of public trading.

●	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future.

●	An investor in Class A Shares may pay a sales load of up to 4.50% on the amounts it invests. If you pay the maximum aggregate 4.50% for sales load, you must experience a total return on your net investment of 4.71% in order to recover these expenses.

●	The Fund invests in hedge funds. Hedge funds do not have the legal protections of mutual funds. They may leverage without limit and engage in speculative investment strategies. They are not legally required to disclose their holdings and financial information.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

THE FUND’S PRINCIPAL UNDERWRITER IS First Trust Portfolios L.P.

The date of this Prospectus is [ ]

Page

FUND SUMMARY	1
FUND FEES AND EXPENSES	8
FINANCIAL HIGHLIGHTS	10
USE OF PROCEEDS	10
INVESTMENT OBJECTIVE AND STRATEGIES	10
PRINCIPAL RISK FACTORS	15
MANAGEMENT OF THE FUND	44
DISTRIBUTION	46
DISTRIBUTION AND SERVICE PLAN	48
ADMINISTRATION	48
CUSTODIAN	49
FUND EXPENSES	49
VOTING	51
SHAREHOLDER RIGHTS	51
CONFLICTS OF INTEREST	52
OUTSTANDING SECURITIES	53
OFFERS TO REPURCHASE	53
REPURCHASE PROCEDURES	53
TRANSFERS OF SHARES	55
ANTI-MONEY LAUNDERING	55
CREDIT FACILITY	55
CALCULATION OF NET ASSET VALUE	56
SUSPENSION OF CALCULATION OF NET ASSET VALUE	58
DISTRIBUTION POLICY	58
DIVIDEND REINVESTMENT PLAN	58
TAXES	59
SHAREHOLDER TAXATION	59
OTHER TAX MATTERS	61
ERISA AND CODE CONSIDERATIONS	61
DESCRIPTION OF SHARES	62
INVESTOR QUALIFICATIONS	62
PURCHASING SHARES	63
CLASS A SHARES PURCHASE PROGRAMS	63
TERM, DISSOLUTION AND LIQUIDATION	65

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Page

REPORTS TO SHAREHOLDERS	66
FISCAL YEAR	66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	66
INQUIRIES	66

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FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

First Trust Hedged Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on March 22, 2023. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Passport Select: Model Class of FT Alternative Platform I LLC (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “PASSPORT SELECT: MODEL CLASS OF FT ALTERNATIVE PLATFORM I LLC PERFORMANCE” below.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Shares will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other RICs; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other RICs) of any one issuer; (ii) the securities (other than the securities of other RICs) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships. To continue to qualify as a RIC, the Fund must also satisfy other applicable requirements, including restrictions on the kinds of income that the Fund can earn and requirements that the Fund distribute most of its income to shareholders each year.

Investment Objective and Strategies

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund is a is a fund of hedge funds and seeks to invest primarily in private investment funds, or commonly known as “hedge funds,” managed by multiple third-party investment managers that employ a variety of alternative investment strategies (“Investment Funds”). Because Investment Funds following alternative investment strategies (whether hedged or not) that are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds. Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of Investment Funds. An Investment Fund will generally be managed by a third-party investment adviser (each, an “Underlying Manager” and collectively, the “Underlying Managers”). The Investment Funds in which the Fund invests pursue a variety of alternative investment strategies, including, without limitation relative value, credit, global macro, long/short equity, event driven, multi-strategy and mortgages strategies, and are expected to invest or trade in a wide range of assets. See “INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS” for a description of the principal strategies anticipated to be employed by the Investment Funds in which the Fund expects to principally invest. The Fund’s allocation among Investment Funds pursuing these strategies will vary over time in response to changing market opportunities.

Subject to applicable limits of the Investment Company Act, during normal market conditions, the Fund may also invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Such investments would be used to manage its liquidity, hedge exposures deemed too risky or to invest in strategies not employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked-up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities and derivatives related to such instruments, including futures and options thereon. The Fund, and the Investment Funds in which it invests, may invest in U.S. and foreign securities, including in emerging markets. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the Investment Company Act. The Fund may establish a credit line to borrow money for a range of purposes, including for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity.

Underlying Managers may use leverage in their respective trading strategies, Investment Funds may utilize bank and/or broker-provided financing to varying degrees. In addition, the low margin and collateral deposits required to trade certain financial instruments may permit a high degree of leverage. The degree of leverage that an Investment Fund may utilize may not be limited to any predetermined level but will be subject to applicable legal or bank or broker-imposed leverage limitations, to the extent applicable.

It is expected that the Fund’s assets will not be fully invested at all times.

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser” or “FTCM”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, including management of the Fund’s portfolio. The Investment Adviser’s principal place of business is located at 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2023, the Investment Adviser had approximately $5.29 billion of assets under management. See “FUND FEES AND EXPENSES” below.

The Fund intends to rely on the no-action relief provided by the Commodity Futures Trading Commission (“CFTC”). Pursuant to the relief, the Investment Adviser is not required to register as a commodity pool operator with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date that revised guidance is issued on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of this Prospectus, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Investment Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

Performance The Administrator

Simultaneous with the Commencement of Operations, substantially all of the assets of the Predecessor Fund were transferred to Class I Shares of the Fund in a tax-free transaction. The performance of Class I Shares for periods before the Commencement of Operations is that of the Predecessor Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “FUND FEES AND EXPENSES” below.

Fees and Expenses

The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND FEES AND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Investment Adviser to the Fund. The Fund pays the Investment Adviser an annual rate of 1.05%, payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. See “MANAGEMENT OF THE FUND –Investment Management Fee.”

Administration Fee. The Fund pays the Administrator an annual fee calculated as a percentage of the Fund’s net assets. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $75,000 per fund paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). The Administration Fee generally covers fund administration, fund accounting, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. See “ADMINISTRATION.”

Pursuant to exemptive relief from the SEC, the Fund has adopted a Distribution and Service Plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares, respectively, (the “Distribution and Servicing Fee”) to qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets is calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. See “DISTRIBUTION AND SERVICE PLAN.”

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.45% and 1.70% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term ending May 31, 2024 (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews from year to year. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.45% and 1.70% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit in effect at the time of the recoupment. See “FUND FEES AND EXPENSES.”

The Offering	The minimum initial investment in the Fund by any investor in either the Class A Shares or Class I Shares is $25,000 and the minimum additional investment in the Fund by any Shareholder is $1,000. However, the Fund, in its sole discretion, may accept investments below these minimums. The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on each business day, except that Shares may be offered less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send funds by wire transfer pursuant to instructions provided to them by the Fund. Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. See “INVESTOR QUALIFICATIONS” below.

Investments in Class A Shares of the Fund may be subject to a sales charge of up to 4.50% of the purchase amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Fees of Underlying Managers	As an investor in the Investment Funds, the Fund will indirectly bear asset-based fees and performance-based fees or allocations charged by the Underlying Managers to the Investment Funds. Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Adviser to the Fund and allocated to the Fund. The Investment Funds in which the Fund expects to invest, those that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, generally charge a management fee between 0.50% to 2% (annualized) of the average net asset value (“NAV”) of the Fund’s investment. In addition, certain Underlying Managers of Investment Funds charge an incentive allocation or fee generally ranging from 15% to 20% of the Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. An investor in the Fund bears a proportionate share of the expenses of the Fund.

Investor Qualification	Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors.

Distribution Policy	The Fund intends to pay distributions at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Dividend Reinvestment Program	The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may reinvest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders.

All correspondence or questions concerning the DRIP should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212.

Repurchase Offers	The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date (as defined below) on or about April 5, July 5, October 6 and January 5 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately April 5, July 5, October 6 and January 5, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. The Fund does not anticipate commencing repurchase offers until the fourth quarter of 2023. See “REPURCHASE PROCEDURES.”

Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks, liquidity risks, Underlying Manager risks and risks associated with investments in Investment Funds and other assets. Investment Funds may not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in Investment Funds. While the Investment Adviser will attempt to moderate any risks of securities activities of the Underlying Managers, there can be no assurance that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. The Investment Adviser will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Adviser, its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Adviser, its principals, the Predecessor Fund, the Fund, the Investment Funds or the Underlying Managers are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund intends to elect to be treated and qualify as a RIC for federal income tax purposes and intends to maintain its RIC status each year. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided it distributes all, or virtually all, of its net taxable income and gains each year. The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund are not expected to be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the estimated aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, including the Fund’s annual use of leverage assuming the Fund borrows 5% of its average net assets for four months out of the year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares. More information about these and other discounts is available from your financial professional and in the section titled “PURCHASING SHARES” beginning on page 64 of this Prospectus.

The Fund is a “fund of hedge funds.” As such, like all hedge fund investors, the Fund bears a pro rata share of the fees and expenses, including performance-based compensation, of the hedge fund vehicles in which it invests. The caption “Acquired Fund Fees and Expenses” in the table below sets forth the Fund’s pro rata share of these indirect expenses; these indirect expenses are also reflected in the example following the table. The Acquired Fund Fees and Expenses can be considered to be incurred indirectly by the Shareholders of the Fund but are not collected by or paid to the Adviser or the Fund. The Acquired Fund Fees and Expenses are paid to, assessed and collected by the Underlying Managers of those Investment Funds in which the Fund invests and are common to all hedge fund investors.

SHAREHOLDER TRANSACTION EXPENSES:	Class A Shares	Class I Shares
Maximum Sales Charge (Load)(1) (as a percentage of purchase amount)	4.50%	None

ANNUAL EXPENSES:
(As a Percentage of Net Assets Attributable to Shares)(2)
Management Fee(3)	1.05%	1.05%
Distribution and Servicing Fee(4)	1.00%	0.25%
Other Expenses(5)	0.64%	0.64%
Acquired Fund Fees and Expenses(6)	9.21%	9.21%
Total Annual Expenses	11.90%	11.15%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(7)	0.08%	0.08%
Net Annual Expenses(7)	11.82%	11.07%

(1)	Investors in Class A Shares may be charged a sales charge of up to 4.50% of the purchase amount. For Class A Shares, no sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 12 months of the date of purchase.

(2)	For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(3)	For its provision of advisory services to the Fund, the Investment Adviser receives an annual Management Fee, payable monthly in arrears, equal to 1.05% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund.

(4)	Pursuant to exemptive relief from the SEC, the Fund offers multiple classes of shares and has adopted a distribution and service plan for Class A and Class I Shares. Investors may pay a Distribution and Servicing Fee of up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class I Shares, respectively, to qualified recipients. Payment of the Distribution and Servicing Fee is governed by a Distribution and Service Plan for Class A and Class I Shares which, pursuant to the conditions of the exemptive order issued by the SEC, has been adopted by the Fund with respect to the applicable Class in compliance with Rule 12b-1 under the Investment Company Act. See “DISTRIBUTION AND SERVICE PLAN.”

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year and assumes assets under management of $100,000,000.

(6)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. The Investment Funds generally charge, in addition to management fees calculated as a percentage of the average net asset value (“NAV”) of the Fund’s investment, performance-based fees generally from 15% to 20% of the net capital appreciation in the Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements. The fees and expenses indicated are based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Investment Funds, which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(7)	The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.45% and 1.70% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term of one year from the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated during the Initial Term by the Fund or the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews from year to year. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.45% and 1.70% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit in effect at the time of the recoupment.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “MANAGEMENT OF THE FUND –Investment Management Fee,” “ADMINISTRATION,” “FUND FEES AND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

Class A Shares	1 Year	3 Years	5 Years	10 Years
You Would Pay the Following Expenses Based on the Imposition of the 4.50% Sales Charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	$165	$351	$523	$857

Class I Shares	1 Year	3 Years	5 Years	10 Years
You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	$107	$304	$477	$826

The example is based on the annual fees and expenses of Class A Shares and Class I Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The Fund is newly organized. Therefore, there is no financial history for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation. The Fund is a fund of hedge funds and seeks to invest primarily in private investment funds, or commonly known as “hedge funds,” managed by multiple third-party investment managers that employ a variety of alternative investment strategies (“Investment Funds”). Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of shareholders. The Fund will provide notice to Shareholders of such change.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

The Investment Adviser seeks to achieve the Fund’s investment objective primarily by allocating the Fund’s assets to a group of Investment Funds that are managed by multiple independent investment managers (each, an “Underlying Manager” and collectively, the “Underlying Managers”). Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of Investment Funds. The Investment Funds in which the Fund invests pursue a variety of alternative investment strategies, including, without limitation relative value, credit, global macro, long/short equity, event driven, multi-strategy and mortgages strategies, and are expected to invest or trade in a wide range of assets. The Fund’s allocation among Investment Funds pursuing these strategies will vary over time in response to changing market opportunities.

Subject to applicable limits of the Investment Company Act, the Fund may also invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Such investments would be used to manage its liquidity , hedge exposures deemed too risky or to invest in strategies not employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked-up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities and derivatives related to such instruments, including futures and options thereon. The Fund, and the Investment Funds in which it invests, may invest in U.S. and foreign securities, including in emerging markets.

Descriptions of the principal strategies to be employed by the Investment Funds in which the Fund expects to principally invest are as follows:

● Relative Value or Arbitrage. Relative value strategies attempt to take advantage of relative pricing discrepancies between Financial Instruments (defined below). Financial Instruments are sometimes mispriced relative to an underlying financial instrument, related financial instruments, groups of financial instruments or the overall market. Underlying Managers may employ mathematical, technical or fundamental analyses to identify these opportunities, and frequently hedge positions to isolate the discrepancy and minimize market risk. The investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a financial instrument.

● Credit. In general, credit-based investment strategies take exposure to credit-sensitive financial instruments based upon credit analysis of issuers and such financial instruments, and credit market views. Often, a corporate event results in the re-pricing of these securities, which may lead to profits. In the event of bankruptcy or default, investment-grade securities usually have priority over others in the capital structure. The distressed and high-yield sub-strategy involves investing in the securities of companies experiencing financial or operational difficulties or otherwise having below investment grade credit ratings. These securities may trade at substantial discounts to par value and are commonly referred to as “high yield” securities or “junk bonds.” The Fund’s exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due. See “PRINCIPAL RISK FACTORS — LOW CREDIT QUALITY SECURITIES” below. Profits are made based on two kinds of mispricings: (i) fundamental or intrinsic value and (ii) relative value between comparable securities. Investment managers also may take long/short positions throughout the capital structure of leveraged companies to implement a negative or positive credit view in the marketplace with the intention of offering better risk-adjusted returns rather than being outright long or short the market. The strategy may not have any geographic limitation or diversification, concentration, or other collateral attributes. The investment managers may trade across the entire fixed income spectrum, including, without limitation: notes, bonds, commercial papers, debentures and other fixed income securities (whether issued by private or public entities, rated or unrated, interest-only or principal-only); asset-backed securities, mortgage-backed securities, collateralized debt obligations, collateralized loan obligations, and other financial instruments backed by physical collateral or other financial obligations; whole loans, both mortgage and otherwise, held in raw form or through structures or operating companies, residual interests, preferred shares and other financial instruments; and credit-based derivative instruments.

● Global Macro. Global asset allocators invest over the widest variety of both markets and financial instrument types. These strategies tend to be based on top-down economic analysis and are usually directionally biased (i.e., unhedged) and opportunistic in nature. These strategies have few restrictions, coupled with higher potential risks. Investment managers who use these strategies generally will invest in any market, anywhere in the world, using any financial instrument type (stock, bonds, currencies, commodities and derivatives). Some use trading systems to generate buy and sell signals.

● Long/Short Equity. Equity long/short strategies consist of taking both long and short positions in equity securities that an investment manager considers to be under or overvalued. Investment managers pursuing equity long/short strategies frequently employ bottom-up fundamental research to identify equity securities that either should perform well (in which case the securities will be held long) or poorly (in which case the equities will be sold short). Technical analysis may be used; however, many place those who use technical analysis in the relative value category. Typically, investment managers employing long/short equity techniques hold some combination of both long and short positions that will at least partly offset one another to minimize market risk.

● Event Driven. Event driven strategies center on investing in securities of companies facing major corporate events. Mergers and acquisitions are the most prevalent type of event; however, restructurings, spin-offs and significant litigation also present opportunities. Event driven strategies are research intensive and require continual review of announced and anticipated events. The investment manager’s goal is to uncover investment combinations (both long and short, or either long or short) that exhibit favorable risk and reward characteristics based on the probability that the event will occur. The investments are usually hedged to ensure that the investment will generate a return that can be forecast with reasonable accuracy if events unfold as anticipated.

● Multi-Strategy. The investment objective of this type of strategy is to achieve attractive, risk-adjusted rates of return pursuant to a “multi-manager, multi-strategy” investment approach by identifying and allocating its capital among a number of independent investment advisors each of whom employs a wide range of alternative investment strategies. While certain of the independent investment advisors may diversify their investment and trading activities, others may focus primarily on certain markets, sectors or geographic regions.

● Mortgages. The investment objective of this type of strategy is to achieve attractive, risk-adjusted rates of return by concentrating primarily on investment strategies that focus on financial instruments drawn principally from the residential and commercial mortgage markets. The investment managers of the Investment Funds may trade across the entire fixed income spectrum, including, without limitation, residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, whole loan mortgages, and a variety of other mortgage-related derivative instruments. Investments made by the Investment Funds may range from unrated (first-loss) securities to AAA senior securities.

See “PRINCIPAL RISK FACTORS—STRATEGY RISKS.”

All trading for each Investment Fund generally takes place under the authority of the Underlying Manager of such Investment Fund. In managing an Investment Fund, an Underlying Manager may trade, buy, sell (including sell short) and otherwise acquire, hold, dispose of (using margin and other forms of leverage) and deal in (directly and indirectly through other investment vehicles), financial instruments and other rights and interests in the primary or secondary markets, including, without limitation, listed and unlisted, registered and unregistered securities of various U.S. and international issuers, including, but not limited to, equity and equity-related securities (e.g., common stock, preferred stock, stock warrants and rights, convertible securities, “new issues” and indices related to any of the foregoing), ETFs, notes, bonds, commercial paper, debentures, repurchase and reverse repurchase agreements, warrants, debt instruments and other fixed income securities (corporate, derivative and governmental, rated and unrated, interest-only and principal-only and mortgage-backed), futures contracts and options on futures contracts traded on or subject to the rules of international exchanges or other boards of trade, forward contracts, other derivative instruments and commodity interests, including physical commodities, swap contracts and forward contracts; currencies; investment contracts, limited partnership interests, membership interests, limited liability company interests, mutual fund shares, as well as listed and over-the-counter options and other derivative instruments (including credit derivatives) on all of the above instruments, and rights to acquire the same of public and private issuers throughout the world; other instruments, rights and interests in personal property; and such other instruments or interests as the Underlying Manager to such Investment Fund deems appropriate (collectively, “Financial Instruments”).

The Investment Adviser has full discretion over the selection of, and allocation and reallocation of Fund’s assets among, Investment Funds. Accordingly, the success of the Fund depends on the Investment Adviser’s ability to determine appropriate allocations and relative weightings among the Investment Funds. The Investment Adviser does not expect to allocate the Fund’s assets equally among the Investment Funds and the relative allocations among the Investment Funds are expected to change (perhaps materially) from time to time.

The Fund has applied for exemptive relief from the provisions of Sections 17(d) of the Investment Company Act that would allow the Fund to invest in certain investment transactions alongside other funds managed by the Investment Adviser or certain of its affiliates, subject to certain conditions. The Investment Adviser will not cause the Fund to engage in certain investments alongside affiliates unless the Fund has received an order granting an exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. However, there can be no assurance when or if the Fund will obtain such exemptive relief. Furthermore, even if the Fund is able to receive exemptive relief, the Fund could be limited in its ability to invest in certain investments in which the Investment Adviser or any of its affiliates are investing or are invested.

Investment Process

The Investment Adviser is responsible for the sourcing, selection and monitoring of the various Investment Funds and their Underlying Managers. The Investment Adviser employs both quantitative and qualitative analysis, as well as operational due diligence and ongoing monitoring, as part of its multi-step Underlying Manager selection process (as described below). The Investment Adviser specializes in identifying and vetting unique investment opportunities. The investment process is a multi-step approach that evaluates a variety of factors which may include the Underlying Manager’s (i) investment thesis; (ii) strategy; (iii) portfolio construction; (iv) risk management; (v) quality/depth of investment team; (vi) operational infrastructure; and (vii) culture of compliance. In selecting a particular Investment Fund to which the Fund will allocate assets, the Investment Adviser also considers, among other things, (i) the Investment Fund’s and its Underlying Manager’s past performance and reputation; (ii) the degree to which a specific Underlying Manager or Investment Fund complements and balances the Fund’s portfolio and correlates to the strategies employed by other Underlying Managers and Investment Funds selected by the Fund; (iii) the fees payable in connection with a particular investment; (iv) the size of assets managed; (v) the continued favorable outlook for the strategy employed; and (vi) the ability of the Fund to make withdrawals or liquidate its investment.

In reviewing the degree to which a specific Underlying Manager or Investment Fund complements and balances the Fund’s portfolio, the Investment Adviser utilizes quantitative methods to calculate correlations among Investment Funds. The Investment Adviser will consider the fees payable in connection with a particular investment in order to evaluate execution and compare net returns. The Investment Adviser will also consider the assets under management of the Underlying Managers in order to evaluate whether the Underlying Managers are appropriate for the respective underlying strategies, given that certain strategies may be more or less appropriate at different asset levels. In an effort to optimize its investment program, the Fund may allocate a portion of its capital to Underlying Managers who lack historical track records but, in the Investment Adviser’s judgment, offer exceptional potential.

The Underlying Manager selection process is managed by the Investment Adviser’s Research Team, FT Alternative Investment Research, which maintains broad coverage of all of the Investment Adviser’s investment portfolios. This dedicated team of roughly a dozen professionals spends the vast majority of their time conducting investment due diligence and operational due diligence on prospective managers, as well as oversight for existing managers with which the Fund has capital invested. The initial diligence process is highly iterative and consists of several initial calls and meetings to better understand an Underlying Manager’s pedigree, investment strategy, operating history, proprietary workflow, portfolio construction methodology, risk management philosophy, and broader business plan. Those initial calls and meetings ultimately culminate with an exhaustive onsite meeting with the key front office team members from an investment due diligence perspective, and mid/back-office resources from an operational due diligence perspective. Ultimately, if an Underlying Manager makes it through each one of those iterations, it is presented to the Investment Adviser’s investment committee for formal approval.

Once approved, the Investment Adviser performs a series of on-going investment and operational analyses, which may include, but are not limited to, analysis of performance and exposure data, as well as conducting periodic calls and on-site visits with the Investment Funds’ Underlying Managers.

The Fund seeks to balance exposure across a varied subset of Underlying Managers that fit the Fund’s investment strategies and objectives, as well as the Fund’s liquidity requirements.

Cash Management

It is expected that the Fund’s assets will not be fully invested at all times. The Fund may maintain a portion of its assets in cash, deposit, call or current accounts or invest in short-term instruments, such as short-term debt instruments, money market funds, government securities, certificates of deposit, bankers’ acceptances or similar cash equivalents, until such time when suitable investment opportunities become available, to meet the expense needs of the Fund and/or to fund repurchases or for such other purposes as may be determined by the Investment Adviser.

Temporary Defensive Measures

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Investment Policies and Restrictions

The Fund will continue to attempt to expand its holdings in Investment Funds, and, as a result, will typically hold interests in no fewer than three Investment Funds at any one time. The Fund also expects to continue to allocate its holdings among broad categories of investment strategies that may include all phases of investment in publicly traded securities.

Some of the Underlying Managers may invest, from time to time, in equity securities that are not listed on securities exchanges and that may be illiquid. The investments of the Underlying Managers may from time to time be concentrated in a particular industry or industries.

A significant portion of the Fund’s investments are in the form of interests that are not offered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and issued by entities organized as partnerships under United States law, but not registered as investment companies under the Investment Company Act. Subject to applicable law, the Fund may, from time to time in the future, also invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. However, the Fund does not have any current intention to invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. Any such future investments would be made subject to applicable law and such an investment manager would be treated as an investment adviser to the Fund in accordance with the Investment Company Act.

No Restrictions on Investment Strategies

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. As defined in the Investment Company Act, when used with respect to particular units of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy; or (ii) more than 50% of the Shares, whichever is less.

The foregoing description represents a general summary of the Investment Adviser’s current approach to the Fund’s portfolio construction. Over time, markets change and the Investment Adviser will seek to capitalize on attractive opportunities wherever they might be. Depending on conditions and trends in securities markets and the economy generally, the Investment Adviser may employ other non-principal strategies or techniques that it considers appropriate and in the best interest of the Fund.

USE OF LEVERAGE

The Fund may establish a credit line to borrow money for a range of purposes, including to finance the repurchase of Shares. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the Investment Company Act. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. See “PRINCIPAL RISK FACTORS — BORROWING, USE OF LEVERAGE.”

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Underlying Managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund, including risks relating to the fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares. Below is a list of principal risks of investing in the Fund. Different risks may be more significant at different times, depending on market conditions.

GENERAL RISKS

NO Operating History. The Fund is a newly-organized closed-end management investment company that has no operating history and no public trading of its Shares. An investment in the Fund’s Shares should not constitute a complete investment program for any investor and involves a high degree of risk.

REPURCHASE OFFERS; LIMITED LIQUIDITY. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the Repurchase Request Deadline (as defined below). The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Repurchase offers generally are funded from available cash (including, if necessary, offering proceeds) or sales of portfolio investments but may be funded with borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and portfolio turnover. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases, without offsetting new sales, may result in untimely sales of portfolio investments and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund may be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer. Repurchase offers, if funded from offering proceeds, may constitute a return of capital. Any capital returned to Shareholders through the repurchase of Shares will be distributed after payment of Fund fees and expenses. See “SHAREHOLDER TAXATION” below.

Notices of each repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders must tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the Repurchase Request Deadline. A Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURES.” Shareholders may be subject to market risk in relation to the tender of their Shares for repurchase because like other market investments, the value of the Fund’s Shares may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s shares.

In certain circumstances, the Board may require a Shareholder to tender its Shares if, among other reasons, the Board determines that continued ownership of such Shares by the Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

LACK OF OPERATING HISTORY OF INVESTMENT FUNDS. Certain Investment Funds may be newly formed entities that have no operating histories. In such cases, the Investment Adviser may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Investment Fund. Although the Investment Adviser and its affiliates and their personnel have experience evaluating the performance of asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment program should be evaluated on the basis that there can be no assurance that the Investment Adviser’s assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

INDUSTRY CONCENTRATION RISK. Investment Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Investment Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Investment Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Adviser may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

RECENT MARKET CIRCUMSTANCES. The Fund (as well as its service providers), may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and spread internationally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus” and abbreviated as “COVID-19”) has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19 and its variants, and other epidemics and pandemics that may arise in the future, could significantly and adversely affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.

The Fund and Investment Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, there can be no assurance that the Fund, the Investment Adviser and the Fund’s other service providers, or the Investment Funds, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund and its service providers rely and could otherwise disrupt the ability of the Fund and its service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic are not yet fully known.

Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.

In addition, Russia’s military actions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. The instability in the financial markets in the recent past led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Current market conditions could lead to further such actions. See “PRINCIPAL RISK FACTORS — RECENT MARKET CIRCUMSTANCES” above. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

FUND CAPITALIZATION RISK. There is a risk that the Fund may not raise capital sufficient to maintain profitability and meet its investment objective. An inability to raise sufficient capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

BORROWING, USE OF LEVERAGE. The strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). These limits do not apply to the Investment Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds.

DERIVATIVE INSTRUMENTS. The Fund and some or all of the Investment Funds may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Investment Funds could present significant risks, including the risk of losses in excess of the amounts invested. Although the Fund does not currently intend to utilize leverage for investment purposes within its first year of operations, the Fund may leverage its investments by "borrowing" and be exposed to similar risks.

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund and Underlying Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act relating to a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4.

The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The Fund intends to be a limited derivatives user under Rule 18f-4 of the Investment Company Act. As a limited derivatives user, the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Rule 18f-4 under the Investment Company Act may require the Fund to observe more stringent asset coverage and related requirements than were previously imposed by the Investment Company Act, which could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Investment Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Underlying Managers or the Fund in order to seek to obtain higher returns.

In addition, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably with respect to U.S. trade, tax, healthcare, immigration, foreign and government regulatory policy. To the extent the U.S. Congress or presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, tax rates, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund, Underlying Managers or their investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty. Each prospective investor should also be aware that developments in the tax laws of the United States or other jurisdictions where the Fund or its Investment Funds invest could have a material effect on the tax consequences to the shareholders. In the event of any such change in law, each Shareholder is urged to consult its own tax advisers.

NON-QUALIFICATION AS A RIC. If for any taxable year the Fund were to fail to qualify as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a RIC, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

TEMPORARY DEFENSIVE STRATEGIES RISK. When the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

POTENTIAL CONFLICT OF INTEREST RISK. The Investment Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Investment Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Investment Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Investment Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Investment Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Investment Adviser or result in the Investment Adviser receiving material, non-public information, or the Investment Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Investment Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Investment Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Investment Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Fund and Investment Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Investment Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Investment Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “INVESTMENT MANAGEMENT AND OTHER SERVICES — Conflicts of Interest” in the SAI.

TECHNOLOGY RISK. As the use of Internet technology has become more prevalent, the Fund, Investment Funds and their service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund, an Investment Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, Investment Funds, their service providers, or issuers of the securities in which the Fund or Investment Funds invest to reduce technology and cyber security risks will succeed, and the Fund and Investment Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund or Investment Funds.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund, the Investment Funds and their affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. Computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Investment Funds or their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

FAILURE TO OBTAIN 17(d) EXEMPTIVE RELIEF. The Investment Company Act prohibits the Fund from making certain investments alongside affiliates unless it receives an order from the SEC permitting it to do so. The Fund has applied for exemptive relief from the provisions of Sections 17(d) of the Investment Company Act to invest in certain privately negotiated investment transactions alongside current or future business development companies (“BDCs”), private funds, separate accounts, or registered investment companies that are advised by the Investment Adviser or its affiliates or any company that is a direct or indirect, wholly- or majority-owned subsidiary of the Investment Adviser or its affiliates, collectively, the Fund’s “co-investment affiliates,” subject to the satisfaction of certain conditions. There is no assurance that the Fund or the Investment Adviser will receive such exemptive relief, and if they are not able to obtain the exemptive relief, the Fund will not be permitted to participate in such co-investment opportunities. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through these co-investment opportunities.

SPECIAL RISKS OF FUND OF HEDGE FUNDS STRUCTURE

NO REGISTRATION. Investment Funds will not be registered as investment companies under the Investment Company Act and are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Investment Funds. In addition, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Adviser, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Most of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Underlying Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the Investment Funds will range from 1.60% to 15% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers to Investment Funds charge an incentive allocation or fee generally ranging from 15% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

UNDERLYING MANAGERS INVEST INDEPENDENTLY. The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Investment Funds selected by the Investment Adviser may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF INVESTMENT FUNDS. Since the Fund may make additional investments in or effect withdrawals from an Investment Fund only at certain times pursuant to limitations set forth in the governing documents of the Investment Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Investment Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so. Some Investment Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Adviser does not intend to distribute securities to Shareholders and therefore would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Limitations on the Fund’s ability to withdraw its assets from Investment Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Investment Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually.

VALUATION OF INVESTMENT FUNDS. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Administrator, in accordance with valuation procedures approved by the Board and based on information provided by the Investment Funds or their respective administrators. Although the Investment Adviser reviews the valuation procedures used by all Underlying Managers, neither the Investment Adviser nor the Administrator can confirm or review the accuracy of valuations provided by Investment Funds or their administrators. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund's investments, including valuation determinations with respect to the Investment Funds. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Investment Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Adviser may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Investment Funds are completed. Promoting transparency and receiving necessary information from Investment Funds may possibly be an impediment to monitoring the performance of Investment Funds on a regular basis.

HIGH PORTFOLIO TURNOVER. The Fund’s activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment.

INDEMNIFICATION OF INVESTMENT FUNDS. The Underlying Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Investment Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Investment Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Investment Adviser. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other accounts managed by the Investment Adviser may also waive their voting rights in a particular Investment Fund (for example, to facilitate investment in small Investment Funds determined to be attractive by the Investment Adviser). Subject to the oversight of the Board, the Investment Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Investment Fund. Rights may not be waived or contractually limited for an Investment Fund that does not provide an ongoing ability for follow-on investment, such as an Investment Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

LACK OF CONTROL OVER UNDERLYING MANAGERS. The Fund will invest in Investment Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Adviser will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective. The Investment Adviser may be constrained by the withdrawal limitations imposed by Investment Funds, which may restrict the Fund’s ability to terminate investments in Investment Funds that are performing poorly or have otherwise had adverse changes. The Investment Adviser will be dependent on information provided by the Investment Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Investment Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and/or the Fund’s ability to calculate its net asset value accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any Investment Fund and will not have the ability to exercise any rights attributable to an investor in any such Investment Fund related to their investment.

INVESTMENT-RELATED RISKS

INVESTMENT AND MARKET RISK. An investment in the Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Accordingly, an investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund in the Investment Funds and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS. Price movements of forwards, futures and other derivative contracts in which an Investment Fund’s assets (and therefore the Fund’s assets) may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS. The Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

COUNTERPARTY RISK. Many of the markets in which the Investment Funds effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund or an Investment Fund (each, an “Investing Fund”) invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, an Investing Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Investing Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing an Investing Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties. Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

VALUATION RISK. Unlike publicly traded common stock, which trades on national exchanges, there is no central place or exchange for shares or interests in some of the Fund’s investments, generally including Investment Funds, to trade. Similarly, investments held by an Investment Fund may also not be traded on an exchange or central marketplace. Due to the lack of centralized information and trading, the valuation of such investments may carry more risk than that of common stock. Uncertainties in the conditions of the financial and other markets, incomplete or unreliable reference data, human error, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund or the Investment Funds in which the Fund invests. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund or an Investment Fund is less than the value of such instruments carried on such fund’s books.

The Fund may value its investments at fair value. In addition, the portfolio investments of the Investment Funds in which the Fund invests may be valued at fair value in accordance with the valuation policies and procedures applicable to such Investment Funds. In general, fair value represents a good faith approximation of the current value of an asset. Shareholders should recognize that fair value pricing involve various judgments and consideration of factors that may be subjective and inexact. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets (including securities and assets held by the Investment Funds), or that fair value pricing will reflect a price that the Fund or an Investment Fund is able to obtain upon sale. It is also possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, an Investment Fund’s NAV could be adversely affected if the Investment Fund’s determinations regarding the fair value of the Investment Fund’s investments were materially higher than the values that the Investment Fund ultimately realizes upon the disposal of such investments. In addition, valuation for illiquid assets may require more research than for more liquid investments and elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

There may not exist readily available market quotations for certain investments of the Fund and/or the Investment Funds in which the Fund invests. The most relevant information may often be provided by the issuer of such investments, which information could be extremely limited and outdated, and it may be difficult or impossible to confirm or review the accuracy of such information. Further, the issuer of such investments may face a conflict of interest in providing information or valuations to the Fund or an Investment Fund.

The Fund’s NAV is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which the Shares will be offered and at which the Shares will be repurchased. Consequently, variance in the valuation of the Fund’s investments or in the valuation of the NAV of the Investment Funds in which the Fund invests will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of shares an investor will receive upon investing in the Fund. The Fund may need to liquidate certain investments, including illiquid investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining shareholders to the benefit of shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage shareholders whose Shares were accepted for repurchase to the benefit of remaining shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors. In no event is the Distributor responsible or liable for any errors or inaccuracies with the Fund’s NAV in connection with its distribution of the Fund’s Shares or in connection with any other purpose. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into the accuracy of the NAV per Share (including a class thereof) as calculated by or for the Fund.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, Under the Investment Company Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the Investment Company Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the Investment Company Act allows the Fund to acquire the securities of another investment company, in excess of the limitations imposed by Section 12 of the Investment Company Act, subject to certain limitations and conditions on the Fund and the Investment Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table.

Certain money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

U.S. GOVERNMENT SECURITIES. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The Put maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

STRATEGY RISKS

GENERAL RISKS OF ARBITRAGE TRANSACTIONS. The success of arbitrage strategies depends often on the ability to execute two or more simultaneous transactions at desired prices. Should such transactions not be executed simultaneously at the desired prices, losses may be incurred on both sides of the transaction. Additionally, separate costs are incurred on both sides of an arbitrage transaction, and substantial favorable price moves may be required before a profit can be realized. There can be no assurances that the hedging and arbitrage strategies used by the Underlying Managers will be successful. The market values of related Financial Instruments may not move in correlation with each other or in ways anticipated by the Underlying Managers, and intervening events may cause hedged positions not to perform as anticipated. A hedged position may perform less favorably in generally rising markets than an unhedged position.

CONVERTIBLE ARBITRAGE TRANSACTIONS. In an effort to remain market neutral with respect to their purchase of convertible Financial Instruments, the Investment Funds may hedge the purchase of convertible Financial Instruments by the simultaneous short sale of another related Financial Instrument (e.g., the short sale of some portion of the common stock into which the Financial Instruments on the long side are convertible or the sale of the related option). To the extent that there are losses on a long position, and the hedged portion (short position) of the strategy is not sufficient to completely offset such losses, the Investment Funds will incur a loss. Losses also may be incurred if the prices of two Financial Instruments which are arbitraged against each other do not move as expected. Additionally:

● Losses may result if an Investment Fund holds Financial Instruments of a company that is taken over at a price that does not generate profits on the long portion of the convertible Financial Instrument sufficient to recoup the premiums paid and any accrued but unpaid interest that would be lost if conversion became necessary.

● If an issuer’s credit status weakens, the value of the convertible position may decline, resulting in losses to an Investment Fund due to decreases in the position’s market conversion value and investment value, a decline in the market price of the underlying common stock and/or a reduction in liquidity. While these losses will, to some extent, be offset by the hedge component of the position (i.e., the short sale of the common stock or option), such losses nonetheless potentially are significant.

● Certain Financial Instruments are callable by the issuer. If the call is at a price below the then-current market price, losses may result due to interest that has been accrued but has not been paid at the time of the conversion of the called Financial Instrument. Additionally, losses may occur if an issuer declares a special dividend or spin-off which either causes a reduction in the premium of the Financial Instrument and/or forces a premature conversion.

● An Investment Fund may incur losses if a Financial Instrument lender demands that an Investment Fund return its borrowed Financial Instrument and such Investment Fund is unable to find an alternative-lending source. In such event, the Investment Fund may be forced to convert the Financial Instrument, lose accrued interest, unwind the position at unfavorable prices or purchase Financial Instruments to cover the position at a price that is higher than that which would be available in an orderly market.

MERGER ARBITRAGE INVESTMENTS. The price offered for the securities of a company in a tender offer, merger or other acquisition transaction will generally be at a significant premium above the market price of the security prior to the offer. The announcement of such a transaction will generally cause the market price of the securities to begin rising. An Investment Fund may purchase securities after the announcement of the transaction at a price that is higher than the pre-announcement market price, but which is lower than the price at which an Underlying Manager expects the transaction to be consummated. If the proposed transaction is not consummated, the value of such securities purchased by an Investment Fund may decline significantly. It is also possible that the difference between the price paid by an Investment Fund for securities and the amount anticipated to be received upon consummation of the proposed transaction may be very small. If a proposed transaction is in fact not consummated or is delayed, the market price of the securities may decline sharply. In addition, where an Investment Fund has sold short the securities it anticipates receiving in an exchange offer or merger, the Investment Fund may be forced to cover its short position in the market at a higher price than its short sale, with a resulting loss. If an Investment Fund has sold short securities which are the subject of a proposed exchange offer, merger or tender offer and the transaction is consummated, the Investment Fund may also be forced to cover its short position at a loss.

In certain proposed takeovers, an Investment Fund may determine that the price offered for the security is likely to be increased, either by the original bidder or by a competing offeror. In such cases, an Investment Fund may purchase securities at a market price that is above the offer price, incurring the additional risk that the offer price will not be increased or that the offer is withdrawn. If ultimately no transaction is consummated, it is likely that a substantial loss will result.

The consummation of a merger, tender offer or exchange offer can be prevented or delayed, or the terms changed, by a variety of factors, including (i) the opposition of the management or shareholders of the target company, which may result in litigation to enjoin the proposed transaction, (ii) the intervention of a federal or state regulatory agency, (iii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror, (iv) in the case of a merger, the failure to obtain the necessary shareholder (or, in some cases, regulatory) approvals, (v) market conditions resulting in material changes in securities prices, (vi) compliance with any applicable U.S. federal or state securities laws, and (vii) the failure of an acquirer to obtain the necessary financing to consummate the transaction.

The SEC pro ration requirements applicable to cash tender and exchange offers also may affect an Investment Fund’s ability to profit from its investments. Often a cash tender or exchange offer is made for less than all of the outstanding securities of an issuer or a higher price is offered for a limited number of the securities. SEC rules require that, if a greater number of securities are tendered than is to be accepted at a particular price, securities of the various tendering shareholders must be accepted pro-rata. Thus, a portion of the securities tendered by an Investment Fund in response to certain offers may not be accepted by the offeror and may be returned to it. Since, after completion of the tender offer, the market price of the securities may have declined below an Investment Fund’s cost, returned securities may be resold at a loss.

MARKET NEUTRAL STRATEGIES. The use of “market neutral” or “relative value” hedging or arbitrage strategies should in no respect be taken to imply that the relevant Investment Fund or the relevant Underlying Manager’s strategy is without risk. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying issuer. Further, “market neutral” Underlying Managers may employ limited directional strategies that expose their respective Investment Funds to certain market risks.

SPECIAL SITUATION INVESTMENTS/DISTRESSED COMPANIES. Certain of the Investment Funds’ investments may involve start-up companies, companies developing new products or companies seeking to raise additional capital for expansion. In addition, the Investment Funds may invest in companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to an Investment Fund, they involve a substantial degree of risk. Any one or all of the issuers of the Financial Instruments in which an Investment Fund may invest, directly or indirectly, may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Underlying Managers will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which an Investment Fund invests, the Investment Fund may lose its entire investment or may be required to accept cash or Financial Instruments with a value less than the Investment Fund’s original investment.

INVESTMENTS IN UNDERVALUED EQUITY AND EQUITY-RELATED SECURITIES. The Investment Funds may invest in undervalued equity and equity-related securities. The identification of investment opportunities in undervalued securities is a difficult task. While investments in undervalued securities offer the opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. Returns generated from such investments may not adequately compensate the Investment Funds for the business and financial risks assumed. An Investment Fund may take certain speculative investments in securities which its Underlying Manager believes to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, an Investment Fund may be required to hold such securities for a substantial period of time before realizing their anticipated value. During this period, a portion of an Investment Fund’s assets may be committed to the securities purchased, thus possibly preventing an Investment Fund from investing in other opportunities. In addition, an Investment Fund may finance such purchases with borrowed funds and thus will have to pay interest on such funds during such waiting period. If an Investment Fund takes long positions in stocks that decline and short positions in stocks that increase in value, then the losses of an Investment Fund may exceed those of other portfolios that hold long positions only.

CAPITAL STRUCTURE ARBITRAGE. The strategies of certain Underlying Managers may involve trading the spreads in the debt of companies with multiple classes of debt, trading the spreads in the equity of companies with multiple classes of equity and/or trading combinations of a company’s debt and equity, in each case to take advantage of relative mispricings. An Underlying Manager may be incorrect in its assumption and the applicable Investment Funds may not realize profits from such investments. Moreover, the Underlying Manager may be correct in its assumption but may not be able to maintain such investments long enough for them to be profitable.

SPREAD TRADING. A part of the Underlying Managers’ strategies may involve spread positions between two or more Financial Instrument positions. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. Such positions, however, do entail a substantial risk that the price differential could change unfavorably, thus causing a loss to the spread position. The Underlying Managers’ strategies also may involve arbitraging among two or more Financial Instruments. This means, for example, that an Investment Fund may purchase (or sell) Financial Instruments (on a current basis) and take offsetting positions in the same or related Financial Instruments. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably causing a loss to the position. Moreover, the arbitrage business is extremely competitive, and many of the major participants in the business are large investment banking firms with substantially greater financial resources, larger research staffs and more investment professionals than will be available to the Underlying Managers. Arbitrage activity by other larger firms may tend to narrow the spread between the price at which a Financial Instrument may be purchased by an Investment Fund and the price the Underlying Manager expects to receive upon consummation of a transaction.

STRADDLES. An Investment Fund may engage in straddle writing, whereby it writes both a put and a call on the same underlying Financial Instrument at the same exercise price in exchange for a combined premium on the two writing transactions. In straddle writing, the potential risk of loss is unlimited. To the extent the price of the underlying Financial Instrument is either above or below the exercise price by more than the combined premium, the writer of a straddle will incur a loss when one of the options is exercised. If the writer is assigned an exercise on one option position in the straddle and fails to close out the other position, subsequent fluctuations in the price of the underlying Financial Instrument could cause the other option to be exercised as well, causing a loss on both writing positions.

TECHNICAL TRADING SYSTEMS. The Underlying Managers may rely on technical trading systems. For any technical trading system to be profitable, there must be price moves or “trends” – either upward or downward – in some Financial Instrument that the system can track and those trends must be significant enough to dictate entry or exit decisions. Trendless markets have occurred in the past and are likely to recur. In a trendless or erratic market, a technical trading system may fail to identify a trend on which action should be taken or may overreact to minor price movements and thus establish a position contrary to overall price trends, which may result in losses. In addition, a technical trading system may be profitable for a period of time, after which the system fails to correctly detect any future price movements. Accordingly, technical traders often modify or replace their systems on a periodic basis. Any factor (such as increased governmental control of, or participation in, the markets traded) that lessens the prospect of sustained price moves in the future may reduce the likelihood that an Underlying Manager’s technical systems will be profitable.

INCREASED USE IN THE MARKETS OF TECHNICAL TREND-FOLLOWING TRADING METHODS. In recent years, there has been a substantial increase in Financial Instrument trading systems, methods, and strategies employing trend-following timing signals, based either exclusively on technical analysis or on a combination of fundamental and technical analysis. There also has been an increase in the overall volume of trading and liquidity of the Financial Instrument markets. While the effect of any increase in the proportion of funds traded pursuant to trend-following trading approaches in recent years cannot be determined, any such increase could alter trading patterns or affect execution of trades to the detriment of the applicable Investment Funds.

RELIANCE ON QUANTITATIVE ANALYSIS. The Investment Adviser and certain Underlying Managers’ investment strategies may rely upon quantitative models and systems. Such models and systems may entail the use of sophisticated statistical calculations and complex computer systems, and there is no assurance that the Investment Adviser or Underlying Managers will be successful in carrying out such calculations correctly or that the use of these quantitative models and systems will not expose the Fund or applicable Investment Funds to the risk of significant losses. In addition, the analytical techniques used by the Investment Adviser and such Underlying Managers cannot provide any assurance that the Fund or applicable Investment Funds will not be exposed to the risk of significant trading losses if the underlying patterns that form the basis for the quantitative models and systems employed by the Investment Adviser or such Underlying Managers change in unanticipated ways. The effectiveness of quantitative models and systems may diminish over time, and attempts to apply existing quantitative models and systems to new or different markets, strategies or Financial Instruments may prove ineffective.

To the extent that information regarding an Investment Fund’s positions or trades becomes or is required to be made publicly available, there is a material risk that other market participants may seek to reverse engineer the Underlying Manager’s quantitative investment strategies from such public information. The use of an Underlying Manager’s investment strategies by other persons, whether as a result of reverse engineering, “frontrunning” or other actions, may have a material adverse effect on the performance of the associated Investment Funds.

RELIANCE ON FUNDAMENTAL ANALYSIS. Certain Underlying Managers may base their trading decisions, in whole or in part, on fundamental analysis. Fundamental trading systems consider factors, such as inflation, trade balances, inventories and interest rates, which do not have an impact on traditional technical trading systems, in an attempt to identify investment opportunities. To the extent that such factors provide mixed or conflicting signals, a fundamental trading system may not be able to detect and/or accurately predict price trends. There can be no guarantee that an Underlying Manager’s fundamental trading systems will enable the Underlying Manager to accurately value the Financial Instruments in which its Investment Funds invests or that any anticipated price trends will materialize with respect to such investments.

NEW STRATEGIES. While an Underlying Manager might develop new investment strategies in the future, any such strategies may not be thoroughly tested before being employed and may not, in any event, be successful. Were an Underlying Manager to attempt to implement new strategies for an Investment Fund, the risk/reward profile of the Investment Fund could be shifted significantly towards increased levels of risk. The Fund only can be successful if the Investment Funds are able to trade and invest successfully, and there can be no assurance that this will be the case.

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS

All securities investing and trading activities involve the risk of loss of capital. While the Investment Adviser will attempt to moderate these risks, there can be no assurance that an Investment Fund’s investment activities will be successful or that the Shareholders will not suffer losses. In addition to the risks generally described in this Prospectus and the SAI, the following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Underlying Managers:

EQUITY SECURITIES. Underlying Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Managers also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

CO-INVESTMENT RISK. The Fund expects to enter into co-investments with third parties through partnerships, joint ventures or other entities. Co-investments may involve risks not present in investments where a third party is not involved, including, for example, the possibility that a third party co-venturer or partner (each such third- party, a “Co-Investor”) might become bankrupt, may at any time have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take action contrary to the investment objectives of the Fund. In addition, the Fund may in certain circumstances be liable for the actions of a Co-Investor. The Investment Adviser may have no, or only limited, access to information regarding the activities of the Co-Investors. Furthermore, the Investment Adviser cannot guarantee the accuracy or completeness of such information. Accordingly, it may be difficult, if not impossible, for the Investment Adviser to protect the Fund from the risk of a Co-Investor’s fraud, misrepresentation, material strategy alteration or poor judgment.

PRIVATELY PLACED SECURITIES. An Investment Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for an Underlying Manager to fully evaluate the risks of investing in such securities and, as a result, place the Fund’s assets at greater risk of loss than if the Underlying Manager had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non- exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

COMMON STOCK. Common stock risk is the risk that the value of the common stock held by an Investment Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Investment Fund participate or factors relating to specific companies in which the Investment Fund invests. Common stock of an issuer in the Investment Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Investment Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Investment Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors’ perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Investment Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

An Investment Fund may invest in common stock of companies of any market capitalization. Accordingly, an Investment Fund may invest in common stock of companies having smaller market capitalizations. The common stock of these companies often has less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies.

PREFERRED STOCK. Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer's financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which an Investment Fund invests.

CONVERTIBLE SECURITIES. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

EXCHANGE-TRADED FUNDS. Investment Funds may invest in long (or short) positions in passive and/or actively managed ETFs. Through its positions in ETFs, an Investment Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits. Because ETFs trade on national securities exchanges at market prices that may vary from NAV, there may be times when an ETF trades at a premium or discount to NAV and, as a result, the Investment Fund may pay more or less than NAV when it buys ETF shares and may receive more or less than NAV when it sells those shares. Similarly, because the value of ETF shares depends on the demand in the market, the Investment Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Investment Fund’s performance.

FIXED-INCOME SECURITIES. Investment Funds may invest in fixed-income securities. An Investment Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). See “PRINCIPAL RISK FACTORS — LOW CREDIT QUALITY SECURITIES” below. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

BONDS AND OTHER FIXED-INCOME SECURITIES. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non- U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

U.S. GOVERNMENT SECURITIES. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by Investment Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MUNICIPAL OBLIGATIONS. The Investment Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. Because the interest on municipal bonds is generally exempt from federal income tax, their value may be materially affected by changes in federal income tax rates.

Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an Investment Fund’s ability to sell the security. The Investment Funds may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an Investment Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

ASSET-BACKED SECURITIES. The Investment Funds may invest in numerous types of asset-backed securities, including, for example, mortgage- backed securities. Such securities are extremely sensitive to the level and volatility of interest rates.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques. Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of the same security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. As a further example, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Investment Fund investments may also include private mortgage pass-through securities that are issued by originators of, and investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private mortgage pass-through securities are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Such securities generally are structured with one or more types of credit enhancement. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund's quality standards. The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government- insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

LOW CREDIT QUALITY SECURITIES. To the extent an Investment Fund invests in fixed-income securities, such Investment Fund may be permitted to invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, such Investment Fund may lose all or substantially all of its investment in any particular instance. There is no minimum credit standard as a prerequisite to an investment in any security. Debt securities may be less than investment grade and may be considered to be “junk bonds” or be distressed or “special situations” with heightened risk of loss and/or liquidity. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Investment Funds may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

NON-U.S. INVESTMENTS. It is expected that some Investment Funds will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Investment Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by reduced levels of governmental exchange control regulations; foreign withholding taxes; reduced liquidity in foreign markets; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; other jurisdictions imposing restrictions on investments; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Investment Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The accounting, auditing and financial reporting standards and practices applicable to emerging market companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Investment Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Investment Fund to significant losses. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect an Underlying Manager’s ability to evaluate local companies or their potential impact on the Investment Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

The Investment Funds may invest directly or indirectly from time to time in European companies and assets, including investments located in the United Kingdom (the “UK”). In June 2016, the UK approved a referendum to leave the European Union (the “EU”). The withdrawal, known colloquially as "Brexit", was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. The UK began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the full impact that the trade deal and any future agreements on services, particularly financial services, will have on the Investment Funds cannot be predicted, and it is possible that the new terms may adversely affect the Investment Funds.

Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of an Investment Fund’s investments.

FOREIGN CURRENCY TRANSACTIONS. Investment Funds may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Investment Fund. Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. An Underlying Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

An Investment Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Underlying Manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Underlying Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S. securities holdings of the Investment Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non- hedging purposes, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

OPTIONS AND FUTURES. The Underlying Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, an Underlying Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Investment Funds may include options on baskets of specific securities. An Investment Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

The Underlying Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Underlying Manager could exercise the option should it deem it advantageous to do so.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss, which could adversely affect the value of an Investment Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Underlying Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Underlying Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Underlying Managers may purchase and sell interest rate futures contracts for an Investment Fund. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Managers may purchase and sell currency futures for an Investment Fund. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund intends to rely on the no-action relief provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Investment Adviser is not required to register as a “commodity pool operator” (“CPO”) with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of this Prospectus, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Investment Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or the investment adviser having to register as a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

OPTIONS ON SECURITIES INDEXES. Some or all of the Underlying Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Manager of options on stock indexes will be subject to the Underlying Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

SWAP AGREEMENTS. The Underlying Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Underlying Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

SMALL CAPITALIZATION ISSUERS. Investment Funds may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better- known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to an Investment Fund of the security in respect to which such distribution was made.

In certain transactions, an Investment Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

NEW ISSUES. “New Issues” are initial public offerings (“IPOs”) of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for an Investment Fund. However, there is no assurance that an Investment Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of an Investment Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when an Investment Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Investment Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

ILLIQUID PORTFOLIO INVESTMENTS. Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when the Underlying Manager desires to do so or to realize what the Underlying Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

PAYMENT IN-KIND FOR REPURCHASED SHARES. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions consisting of securities of Investment Funds or securities from such Investment Funds that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED. Securities that Underlying Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Managers anticipate. As a result, an Investment Fund in which the Fund invests may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to an Underlying Manager’s investment in any instrument and some obligations and preferred stock in which an Underlying Manager invests may be less than investment grade.

ACTIVIST TRADING STRATEGY. The success of the Fund’s investments in Investment Funds that pursue an activist trading strategy may require, among other things: (i) that the Underlying Manager properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the Investment Funds acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the Investment Funds avoid triggering anti-takeover and regulatory obstacles while acquiring their positions; (iv) that management of companies and other security holders respond positively to the Underlying Manager’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies. There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company. Some security holders may have interests which diverge significantly from those of the Investment Funds and some of those parties may be indifferent to the proposed changes. Moreover, securities that the Underlying Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Manager anticipates, even if the Investment Fund’s strategy is successfully implemented. Even if the prices for a company’s securities have increased, there is no assurance that the Investment Fund will be able to realize any increase in the price.

INTEREST RATE RISK. The Investment Funds, and therefore the Fund, are subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Investment Funds. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as the three-month London Interbank Offered Rate (“LIBOR”), may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Investment Funds may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has been raising interest rates in light of recent inflationary pressures and interest rates may continue to increase rapidly, thus exposing the Investment Funds, and therefore the Fund, to the aforementioned risks.

LIBOR DISCONTINUATION RISK. The Investment Funds’ investments, interest payment obligations and financing terms may be based on floating rates, such as LIBOR. LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administrator has discontinued publishing most LIBOR settings and the remainder of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financial Rate Date (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates, such as SOFR, or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including the Investment Funds. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Investment Funds’ and Fund’s performance.

CONTINGENT LIABILITIES. The Fund may from time to time incur contingent liabilities in connection with an investment made through an Investment Fund. For example, the Investment Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Investment Fund might be obligated to fund a portion of the amounts due.

GENERAL CREDIT RISKS. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Underlying Managers cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Underlying Managers cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities selected by the Underlying Managers (“Reference Securities”).

CREDIT DEFAULT SWAPS. The Investment Funds may enter into credit default swaps. Under these instruments, an Investment Fund will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Investment Funds will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Investment Funds will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Investment Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Investment Fund will be subject to the credit risk of the counterparty and in the event the Investment Fund will be selling credit default swaps, the Investment Fund will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Investment Fund to risk with respect to defaults by such counterparty.

SHORT POSITIONS. Short positions may comprise a significant portion of any Investment Fund’s investments and, therefore, of the Fund’s overall portfolio. In short selling, an Investment Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. The Investment Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow a security, an Investment Fund also may be required to pay a premium, which would increase the cost of the security sold. Short positions may be held for both profit opportunities and for hedging purposes. An Underlying Manager may from time to time engage in short sales for an Investment Fund in an approach known as “pairs trading,” where the Investment Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. An Underlying Manager may from time to time also make short sales “against the box”, where the Investment Fund retains a long position in the same security. Short sales that are not “against the box” involve a form of investment leverage, and the amount of an Investment Fund’s loss on a short sale is potentially unlimited. At any particular time, the Fund’s portfolio overall may be “net long” (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or “net short” (net exposure on short positions will be greater than the value of long positions).

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Investment Funds may enter into repurchase and reverse repurchase agreements. When an Investment Fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, an Investment Fund “buys” securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Investment Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by an Investment Fund involves certain risks. For example, if the seller of securities to the Investment Fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Investment Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Investment Fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Investment Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the Investment Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

COMPLEXITY OF QUANTITATIVE TRADING STRATEGIES; RELIANCE ON TECHNOLOGY. Many of the investments that the Underlying Managers are expected to trade on behalf of the Fund, and many of the trading strategies that the Underlying Managers are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs.

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LIMITS OF RISK DISCLOSURES. The above discussions relate to the various principal risks associated with the Fund, its investments and Shares, and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

PASSPORT SELECT: MODEL CLASS OF FT ALTERNATIVE PLATFORM I LLC PERFORMANCE

Simultaneous with the Fund’s Commencement of Operations, Passport Select: Model Class of FT Alternative Platform I LLC (the “Predecessor Fund”) reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Investment Adviser and portfolio managers as the Fund.

The Predecessor Fund commenced operations on July 1, 2017. The performance quoted below is that of the Predecessor Fund and reflects the fees and expenses incurred by the Predecessor Fund. The performance returns of the Predecessor Fund are unaudited and are calculated by the Investment Adviser on a total return basis. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund and was not registered under the Investment Company Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Code, which, if applicable, may have adversely affected its performance.

Past performance is no indication of future returns.

CUMULATIVE RETURNS
January 1, 2018 - March 31, 2023

	1 Year	5 Year
Predecessor Fund Cumulative Return (through March 31, 2023):	1.16%	28.81%

	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
2018	1.30%	-0.59%	-1.18%	0.60%	0.88%	-0.26%	0.36%	0.68%	0.19%	-2.19%	-0.35%	-1.71%	-2.31%
2019	2.56%	1.41%	1.06%	1.57%	-0.45%	0.78%	0.03%	-0.02%	-0.72%	0.23%	0.29%	2.42%	9.49%
2020	0.84%	-0.19%	-8.81%	2.38%	2.92%	1.99%	2.00%	2.39%	0.83%	-0.11%	3.85%	4.16%	12.23%
2021	0.23%	4.40%	-1.39%	1.75%	-0.02%	0.95%	-0.22%	1.19%	0.66%	0.82%	-1.49%	0.40%	7.39%
2022	-2.30%	0.40%	0.21%	-0.61%	-2.22%	-1.52%	0.37%	1.08%	-1.33%	0.77%	0.84%	1.62%	-2.75%
2023	2.63%	-0.08%	-0.29%										2.25%

This information does not indicate how the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. Investments held by the Fund will not be identical to the investments of the Predecessor Fund reflected in the returns shown. The returns were calculated using the SEC standard methodology. The prior performance information represents the historical performance for a similarly managed account and is not the Fund’s performance or indicative of the Fund’s future performance.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. The Investment Adviser is a Delaware limited partnership and is controlled by First Trust Capital Solutions L.P. First Trust Capital Solutions L.P. is owned by First Trust Capital Partners, LLC, an affiliate of the Distributor, and by VFT Holdings LP and its affiliates. The Investment Adviser is an investment adviser registered with the SEC under the Advisers Act. The Investment Adviser provides investment advice to open-end and closed-end funds and private funds, and as of March 31, 2023, had assets under management of approximately $5.29 billion.

The Investment Adviser and its affiliates may serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST” below and “INVESTMENT MANAGEMENT AND OTHER SERVICES — Conflicts of Interest” in the SAI.

Portfolio Managers

The personnel of the Investment Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

MICHAEL PECK — Portfolio Manager

Mr. Peck, CFA, joined the Investment Adviser and its affiliated companies in February 2012 and is currently Chief Executive Officer and Co-Chief Investment Officer of FTCM and President and Co-Chief Investment Officer of Vivaldi Capital Management LP. Prior thereto, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment adviser, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

BRIAN MURPHY — Portfolio Manager

Mr. Murphy joined the Investment Adviser in March 2014 as a Senior Research Analyst and currently serves as Co-Chief Investment Officer of FTCM. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

The Investment Management Agreement

The Investment Management Agreement (the “Investment Management Agreement”) between the Investment Adviser and the Fund became effective as of May 31, 2023 and will continue in effect for an initial two-year term. Thereafter, the Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without penalty upon sixty (60) days’ written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Management Agreement at any time without penalty upon sixty (60) days’ written notice to the Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser or any partner, director, officer or employee of the Investment Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Investment Management Fee

The Fund pays to the Investment Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly Investment Management Fee equal to 1.05% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month.

DISTRIBUTION

First Trust Portfolios L.P. is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187 . The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Investment Adviser.

Under a Distribution Agreement with the Fund (the “Distribution Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor distributes Shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund or determining the valuation of the Fund’s assets and liabilities. In addition, the Distributor is not responsible for any operational matters associated with repurchases of Fund Shares.

The Distributor or its affiliates may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of Shares. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Fund may authorize one or more financial intermediaries and their authorized agents that have made arrangements with the Fund (collectively, “Financial Intermediaries”) to receive on its behalf purchase orders and repurchase requests. Such Financial Intermediaries are authorized to designate other intermediaries or designees to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a Financial Intermediary or, if applicable, a Financial Intermediary’s designee, receives the order or repurchase request. Orders will be priced at the next computed per-class NAV per Share after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee.

Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee. Investors who purchase Shares through Financial Intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through Financial Intermediaries should acquaint themselves with their Financial Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Financial Intermediary. The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the Financial Intermediary. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The maximum amount of compensation to be received by the participating members from any source will not exceed 8% of the proceeds raised in the offering. The Fund intends to rely on an exemptive order granted by the SEC to the Investment Adviser and another fund managed by the Investment Adviser that permits the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares to qualified recipients. The Fund or other parties may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services or other services.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its registration and qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by the Distributor in the performance of its duties, obligations, or responsibilities set forth in the Distribution Agreement, the Distributor and its affiliates, including their respective officers, directors, partners, agents, and employees (collectively with the Distributor, the “Distributor Indemnitees”), shall not be liable for, and the Fund agrees to indemnify and hold harmless such persons from and against any and all taxes, charges, expenses, assessments, claims, demands and liabilities (including, without limitation, the reasonable costs of investigating or defending any alleged tax, charge, assessment, claim, demand, liability or expense and reasonable legal counsel fees incurred in connection therewith as well as any disbursements and liabilities arising under applicable federal and state laws) (collectively, “Losses”) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to the Distributor by the Fund or the Fund’s investment adviser, custodians, or other service providers in any material respect; (ii) any claim that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Fund and/or the Fund’s investment adviser or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the Securities Act, the Investment Company Act, or any other statute, regulation, self-regulatory organization rule or applicable common law, except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished by or on behalf of the Distributor in writing; (iii) any wrongful act of the Fund or any of its officers; (iv) any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Distribution Agreement relates; (v) the Fund’s breach of any of its representations, warranties or covenants contained in the Distribution Agreement; (vi) the Fund’s failure to comply with applicable laws or regulations; (vii) any liability of the Distributor resulting from a representation, covenant or warranty that the Distributor makes, or any indemnification that the Distributor provides, on behalf of the Fund and in reliance on a Fund representation, covenant or warranty in an intermediary agreement relating to the Fund; (viii) the Distributor’s reliance on any instruction, direction, notice, instrument or other information that the Distributor reasonably believes to be genuine; (ix) any other action or omission to act which the Distributor takes in connection with the provision of services to the Fund pursuant to the Distribution Agreement and the Fund’s Prospectus; or (x) any action taken or omitted by the Fund prior to the effective date of the Distribution Agreement. The Distributor also has no duty to calculate the net asset value of Fund Shares or to inquire into, or liability for, the accuracy of the net asset value per Share (including a Class thereof) as calculated by or for the Fund.

Class A Shares in the Fund are offered with a maximum sales charge of 4.50% of the purchase amount. The Fund or Investment Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Investment Adviser and its respective affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion. There is no minimum aggregate amount of Shares required to be purchased in any offering.

The Investment Adviser, the Distributor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties that have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, the Distributor’s and/or their respective affiliates’ own assets, as applicable, and will not represent an additional charge to the Fund. The amount of the foregoing payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof and (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws and are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. The Distributor may retain any portion of the sales load, distribution and/or service fee not paid to a financial intermediary. See “ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES” in the SAI.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares. Under the Distribution and Service Plan, Class A Shares are permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares are permitted to pay as compensation up to 0.25% on an annualized basis the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator an annual fee beginning at 0.11% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $75,000 per fund paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset- based fee, the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a., an affiliate of the Administrator (the “Custodian”) serves as custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of the custodian. UMB Bank, n.a.’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund pays all of its expenses, or reimburses the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; Distribution and Servicing Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

Organizational expenses will be paid out of Fund assets which will be expensed as they are incurred. The Fund bears directly certain ongoing offering costs associated with offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.45% and 1.70% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term of one year from the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated during the Initial Term by the Fund or the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews from year to year. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.45% and 1.70% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided the Fund is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit in effect at the time of the recoupment.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Adviser and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

The Fund has applied for exemptive relief from the SEC that would permit the Fund to participate in certain negotiated investments alongside other funds managed by the Investment Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act , subject to certain conditions including (i) that a majority of the Trustees of the Board who have no financial interest in the co-investment transaction and a majority of the Trustees of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the 17(d) investment and (ii) that the price, terms and conditions of the 17(d) investment will be identical for each fund participating pursuant to the exemptive relief. The Fund will not engage in 17(d) investments alongside affiliates unless the Fund has received an order granting such exemptive relief or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. There can be no assurance when or if the Fund will obtain such exemptive relief. Furthermore, even if the Fund obtains exemptive relief, it could be limited in its ability to invest in certain investments in which the Investment Adviser or any of its affiliates are investing or are invested.

Although the Investment Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser and its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser and its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, and Investment Adviser has adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov. See “PRINCIPAL RISK FACTORS — POTENTIAL CONFLICT OF INTEREST RISK.”

OUTSTANDING SECURITIES

As of the date of this Prospectus, the Investment Adviser, who provided the initial seed capital for the Fund, owns 100% of the Fund's outstanding securities.

OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date (as defined below) on or about April 5, July 5, October 6 and January 5 of each year. The Fund does not anticipate commencing repurchase offers until the fourth quarter of 2023.

For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV determined as of approximately April 5, July 5, October 6 and January 5, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so on the Valuation Date as specified in the notice describing the terms of the applicable repurchase offer. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder. See “REPURCHASE PROCEDURES” below.

In certain circumstances, the Board may require a Shareholder to tender its Shares. Any such redemption will be conducted consistent with the requirements of rule 23c-2 under the Investment Company Act.

A Shareholder who tenders for repurchase only a portion of their Shares in the Fund will be required to maintain a minimum account balance of $25,000. If a Shareholder tenders a portion of their Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $25,000, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

REPURCHASE PROCEDURES

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund does not anticipate commencing repurchase offers until the fourth quarter of 2023. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The shareholder notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The shareholder notification also will include detailed instructions on how to tender Shares for repurchase, state the repurchase offer amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The shareholder notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $25,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the shareholder notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

There is no public market for the Shares and none is expected to develop. The Fund does not list its Shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in Shares may be provided only through the repurchase offers described above. If a shareholder attempts to transfer Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions (each, a “Financial Institution”) as chosen by the Investment Adviser and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make income distributions and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Investment Adviser’s Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The participation of the investment professionals of the Investment Adviser in the Fund’s valuation process could result in a conflict of interest as the Investment Management Fee is based on the value of the Fund’s assets. See “CONFLICTS OF INTERESTS” above.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

As a general matter, the fair value of the Fund’s interest in a private Investment Fund (i.e., generally a private funds that is excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Valuation Designee values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Between the periodic valuation periods, the NAVs of such Investment Funds are adjusted daily based on the total return that each Investment Fund is estimated by the Valuation Designee to generate during the period. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. Further, the Distributor is under no duty to verify any valuations of the Fund’s investments.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each business day. However, there may be circumstances where it may not be practicable to determine a NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the repurchase pricing date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT (or any successor form) filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTION POLICY

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Unless the registered owner of Shares elects to receive cash, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares of the Fund. See “DIVIDEND REINVESTMENT PLAN.”

The Board reserves the right to change the Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund.

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax. See “SHAREHOLDER TAXATION —Distribution to Shareholders” below.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-877-779-1999 or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, RICs, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or Shareholders will continue to be as described herein.

The Fund has not sought or obtained a ruling from the IRS (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

SHAREHOLDER TAXATION

Distributions to Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts (“IRAs”).

Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non- corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. However, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed, except that dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Repurchases. You will recognize taxable gain or loss on a repurchase of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months. Additionally, any loss realized on a repurchase of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares repurchased of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares repurchased. The Fund will use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method, or choose to specifically identify your shares at the time of each repurchase. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. Moreover, the exemption may not apply, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest from non-U.S. payors, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short-term capital gain dividends which are generally exempt from this withholding tax.

The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement to these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act, even if such distributions would otherwise be exempt from withholding.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions, sales, exchanges, and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale exchange or redemption payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subjected to backup withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain IRAs, or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA- covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities that are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/ or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings.

Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of Class A Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors”.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in Class A Shares by any investor is $25,000 and the minimum initial investment in Class I Shares by any investor is $25,000. The minimum additional investment in the Fund by any Shareholder is $1,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares were initially issued at $10.00 per share. Thereafter the purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares are sold at the public offering price, which is the NAV plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares — Sales Charge Schedule

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Net Investment	Dealer Reallowance as a % of Offering Price
Up to $49,999	4.50%	4.71%	3.75%
$50,000 – $99,999	3.50%	3.63%	2.75%
$100,000 – $249,999	2.50%	2.56%	2.00%
$250,000 – $499,999	2.00%	2.04%	1.50%
$500,000 or more	None **	None **	None **

* The offering price includes the sales charge.

** There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.25% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase.

Class I Shares are not subject to any initial sales charge.

Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

CLASS A SHARES PURCHASE PROGRAMS

Eligible purchasers of Class A Shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you assure the Fund in writing that you intend to invest at least $50,000 in Class A Shares over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase Shares at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any Shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed Shares. Any remaining escrowed Shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or the Financial Intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or the Financial Intermediary, with certain information or records to verify your eligibility for a quantity discount.

Such information or records may include account statements or other records regarding Shares held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or a Financial Intermediary. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of Shares, as the Fund and Financial Intermediary may not retain this information.

Information about sales charges can be found on the Investment Adviser’s website https://www.FirstTrustCapital.com or you can consult with your financial representative.

Large Order Net Asset Value Purchase Privilege

There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.25% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee of 0.50% to financial intermediaries that initiate or are responsible for purchases of $500,000 or more of Class A Shares of the Fund. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

A CDSC will be waived in the following circumstances:

•	if you are a current Trustee of the Fund; or

•	if you are an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Code) of the Investment Adviser or its affiliates, or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund’s transfer agent can answer your questions and help you determine if you are eligible.

DERIVATIVE ACTIONS/EXCLUSIVE FORUM

No person, other than a Trustee, who is not a Shareholder will be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. Except for claims asserted under the U.S. federal securities laws including, without limitation, the Investment Company Act, no shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. Notwithstanding the foregoing, neither of the preceding provisions governing derivative actions will apply to claims brought under the federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Fund or any class of the Fund only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund; and (b) unless a demand is not required under clause (a) above, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action. For purposes of this paragraph, the Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. If the demand for derivative action has been considered by the Board, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund or the affected class, as applicable, the complaining Shareholders shall be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board determine that such a suit should be maintained, then the appropriate officers of the Fund shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Declaration of Trust provides that the foregoing provisions will not apply to claims brought under the federal securities laws.

The Fund’s By-Laws provide that each Shareholder irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, then any other court in the State of Delaware with subject matter jurisdiction, and irrevocably waives any right to trial by jury. The exclusive forum provision may require shareholders to bring an action in an inconvenient or less favorable forum. The exclusive forum and jury waiver provisions do not apply to claims arising under the Federal securities laws.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm, providing audit services.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (877) 779-1999.

First Trust Hedged Strategies Fund

c/o UMB Fund Services, Inc.

120 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

Investment Adviser

First Trust Capital Management L.P.
225 W. Wacker Drive, 21st Floor

Chicago, IL 60606

Transfer Agent/Administrator

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Custodian Bank

UMB Bank, n.a.

1010 Grand Boulevard
Kansas City, MO
64106

Distributor

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Fund Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm

Grant Thornton LLP

171 N. Clark Street, Suite 200

Chicago, Illinois 60601-3370

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, June 22, 2023

FIRST TRUST HEDGED STRATEGIES FUND
STATEMENT OF ADDITIONAL INFORMATION

Class A Shares (HDGAX)
Class I Shares (HFLEX)

Dated [ ], 2023

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(877) 779-1999

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the First Trust Hedged Strategies Fund (the “Fund”) dated [ ], 2023, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by First Trust Portfolios L.P. (“Distributor” or “FT Portfolios”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, First Trust Capital Management L.P. (the “Investment Adviser”) and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [ ], provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

GENERAL INFORMATION	3

INVESTMENT POLICIES AND PRACTICES	3

FUNDAMENTAL POLICIES	3

NON-FUNDAMENTAL POLICIES	4

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS	5

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION	6

BOARD OF TRUSTEES AND OFFICERS	7

CODES OF ETHICS	13

INVESTMENT MANAGEMENT AND OTHER SERVICES	13

BROKERAGE	15

TAXES	15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	17

ADMINISTRATOR	17

CUSTODIAN	17

DISTRIBUTOR	18

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES	18

PROXY VOTING POLICIES AND PROCEDURES	20

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	20

FINANCIAL STATEMENTS	20

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1

APPENDIX B – RATINGS OF INVESTMENTS DESCRIPTION OF SECURITIES RATINGS	B-1

APPENDIX C – FINANCIAL STATEMENTS	C-1

GENERAL INFORMATION

The First Trust Hedged Strategies Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

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(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

In addition to the above, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% and not more than 25% of the shares outstanding at per-class net asset value (“NAV”) per share, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the close of business on the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. Shareholders can obtain the date of the next Repurchase Request Deadline by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (877) 779-1999.

NON-FUNDAMENTAL POLICIES

The Fund may change its investment objective, policies, restrictions, strategies, and techniques.

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective and investment strategies are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33⅓% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Commodities. The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the Prospectus and this SAI.

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Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund will not invest 25% or more of its assets in one or more Investment Funds that it knows concentrate their assets in the same industry. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties.

Real Estate. The Investment Company Act does not directly restrict an investment company’s ability to invest in real estate or interests in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs). The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the Investment Company Act, provided that the Fund complies with the conditions of Rule 18f-4.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.

The Fund’s investment objective is to seek long-term capital appreciation. As discussed in the Prospectus, First Trust Capital Management L.P. (the “Investment Adviser”) seeks to achieve the Fund’s investment objective primarily by allocating the Fund’s assets to a group of Investment Funds that are managed by multiple independent investment managers (each, an “Underlying Manager” and collectively, the “Underlying Managers”). Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of Investment Funds. This section provides additional information about various types of investments and investment techniques that may be employed by Investment Funds in which the Fund invests, or by the Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Investment Funds, or of the Fund; however, there is no limit on the types of investments the Investment Funds may make and certain Investment Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Investment Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above), and (iii) that all such investments will be subject to related risks, which can be substantial.

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MONEY MARKET INSTRUMENTS. The Fund and Investment Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Adviser or Underlying Managers to such Investment Funds deem appropriate under the circumstances. Investment Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, Investment Funds may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Investment Fund enters into the commitment, but an Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose Investment Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

RELIANCE ON KEY PERSONNEL. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser. If one or more key individuals leaves the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. In addition, if one or more key individuals leaves an Underlying Manager to an Investment Fund in which the Fund invests, the operations and investment performance of such Investment Fund and may be negatively affected, resulting in losses to the Fund.

PORTFOLIO TURNOVER. The Fund and Investment Funds’ portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund or an Investment Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund or an Investment Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund or an Investment Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser considers portfolio changes appropriate.

FINANCIAL FAILURE OF INTERMEDIARIES. There is always the possibility that the institutions, including brokerage firms and banks, with which the Investment Funds do business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None

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Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	15	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

*	The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund.

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – present); President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	17	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management LLC) (2012 – Present); President and Co-CIO, Vivaldi Capital Management, LP (2012 – Present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).

				N/A	N/A

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management, LP (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present);

Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017 – 2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008 – 2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.	N/A	N/A

*	The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund.

**	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non- profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

David G. Lee. Mr. Lee has been a Trustee since the Fund’s inception. He has more than 28 years of experience in the financial services industry.

Robert Seyferth. Mr. Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 33 years of business and accounting experience.

Terrance P. Gallagher. Mr. Gallagher has been a Trustee since the Fund’s inception. Mr. Gallagher has more than 42 years of experience in the financial service industry.

Gary E. Shugrue. Mr. Shugrue has been a Trustee since the Fund’s inception. Mr. Shugrue has more than 33 years of experience in the financial service industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser to manage the Fund on a day-to- day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

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The Board has appointed David Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer (“CCO”) and the Investment Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

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Trustee and Officer Ownership of Securities

As of the date of this SAI, none of the Trustees owns Shares of the Fund.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Trustee Ownership of Securities

As of the date of this SAI, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $10,000 per fiscal year. Trustees that are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of May 31, 2023 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

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Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly investment management fee (“Investment Management Fee”) equal to 1.05% on an annualized basis of the Fund’s average daily net assets, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and is due and payable in arrears within ten (10) business days after the end of the month.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.45% and 1.70% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term of one year from the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.45% and 1.70% for the Class A Shares and Class I Shares, respectively. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The Portfolio Managers

The personnel of the Investment Adviser who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Michael Peck and Brian Murphy.

Other Accounts Managed by the Portfolio Managers(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Michael Peck	Registered Investment Companies:	7	$944.1 Million	1	$3.5 Million
	Other Pooled Investment Vehicles:	3	$221.0 Million	3	$65.3 Million
	Other Accounts:	0	$0	0	$0
2. Brian Murphy	Registered Investment Companies:	7	$944.1 Million	1	$3.5 Million
	Other Pooled Investment Vehicles:	4	$288.6 Million	3	$65.3 Million
	Other Accounts:	0	$0	0	$0

(1) As of March 31, 2023 unless otherwise noted.

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Conflicts of Interest

The Investment Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Adviser and to participate in the Investment Adviser’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

Portfolio Managers’ Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1):
Michael Peck	None
Brian Murphy	None

(1) As of the date of this SAI.

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Investment Funds) may be subject to expenses. The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Underlying Managers.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and Shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other RICs), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, although Shareholders that are corporations could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund may be required to liquidate positions in order to fund the repurchase of shares. The Fund will seek to manage its ability to meet the RIC requirements in light of any asset liquidations necessary to repurchase shares. However, in some circumstances, repurchases could impact the Fund’s ability to meet the above-described requirements. For example, amounts used to repurchase shares are unavailable for the Fund to use to meet its distribution requirements, or the disposition of Fund assets may affect its ability to continue to meet the asset diversification test described above.

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The Fund will own interests in entities that are classified as partnerships for federal income tax purposes. As a partner in a partnership, the Fund will be required to recognize its allocable share of taxable income, if any, from the partnership, whether or not such income is actually distributed from the partnership to the Fund. Accordingly, the Fund may need to borrow money or dispose of its interests in Investment Funds to make the required distributions. Additionally, the Fund may receive an allocation of items of income or deduction that are tax preferences or adjustments to income for alternative minimum tax purposes which will be passed through to Fund’s shareholders. The character of the income recognized by the partnership flows through to the Fund including for purposes of determining whether at least 90% of the income of the Fund is qualifying income. Accordingly, if a partnership derives income other than qualifying income, such income will not count toward meeting the 90% requirement. To the extent that income expected to be received from a partnership may not be qualifying income or a partnership’s underlying assets may prevent the Fund from meeting the asset diversification requirements, the Fund will limit its investments in partnerships.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. Additionally, some of the CLOs in which the Fund invests may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm, providing audit services.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

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DISTRIBUTOR

First Trust Portfolios L.P. (“Distributor” or “FT Portfolios”) is the distributor of Shares and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining (i) the investment policies of the Fund, (ii) which securities are to be purchased or sold by the Fund, or (iii) the valuation of the Fund’s assets and liabilities. The Distributor is affiliated with the Investment Adviser.

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

FT Portfolios or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of the Fund and other products for which FT Portfolios serves as Distributor (collectively, “FT Portfolios Funds”) to promote the sales and retention of FT Portfolios Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that FT Portfolios or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or FT Portfolios Fund shares held in and recent net investments into FT Portfolios Funds, (ii) the value of the assets invested in the FT Portfolios Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in FT Portfolios Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell FT Portfolios Fund shares and provide services to FT Portfolios Fund shareholders, and (ix) the asset class of the FT Portfolios Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

FT Portfolios and/or its affiliates may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by FT Portfolios or an affiliate under this category of services may be charged back to the FT Portfolios Fund, subject to approval by the Board.

FT Portfolios and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the FT Portfolios Funds or that make FT Portfolios Fund shares available through certain selected FT Portfolios Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about FT Portfolios Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of FT Portfolios and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the FT Portfolios Funds out of FT Portfolios Fund assets.

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From time to time, FT Portfolios and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the FT Portfolios Funds, which may be in addition to marketing support and program servicing payments described above. For example, FT Portfolios and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing FT Portfolios Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in FT Portfolios Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the FT Portfolios Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, FT Portfolios and/or its affiliates may also pay intermediaries for enabling FT Portfolios and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. FT Portfolios and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

FT Portfolios and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various FT Portfolios Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in FT Portfolios Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by FT Portfolios and/or its affiliates.

The amounts of payments referenced above made by FT Portfolios and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the FT Portfolios Funds to its customers. The intermediary may elevate the prominence or profile of the FT Portfolios Funds within the intermediary’s organization by, for example, placing the FT Portfolios Funds on a list of preferred or recommended funds and/or granting FT Portfolios and/or its affiliates preferential or enhanced opportunities to promote the FT Portfolios Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the FT Portfolios Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the FT Portfolios Fund’s Prospectus because they are not paid by the FT Portfolios Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from FT Portfolios and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to FT Portfolios Fund shares.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Investment Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 1-(877) 779-1999 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

First Trust Capital Management L.P. (“FTCM”) has provided the initial seed investment in the Fund. For so long as FTCM has a greater than 25% interest in the Fund, it may deemed to be a “control person” of the Fund for purposes of the Investment Company Act. However, it is anticipated that FTCM will no longer be a control person when or soon after Fund Shares are sold to the public.

FINANCIAL STATEMENTS

Appendix C to this SAI provides financial information regarding the Passport Select: Model Class of FT Alternative Platform I LLC (the “Predecessor Fund”) and the Fund.

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APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds, or may invest more than 10% of its total assets in the securities of other investment companies.2 Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

●	Under Rule 12d1-4 under the Investment Company Act of 1940, a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and First Trust Private Assets Fund (collectively, the “Tender Offer Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Tender Offer Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Tender Offer Funds do receive such notices or proxies and the Tender Offer Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Tender Offer Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Tender Offer Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Tender Offer Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and First Trust Private Assets Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

APPENDIX B — RATINGS OF INVESTMENTS DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

1 A long-term rating can also be used to rate an issue with short maturity.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

APPENDIX C — FINANCIAL STATEMENTS

Financial Statements and Report of Independent Certified Public Accountants

Passport Select: Model Class of FT Alternative Platform I LLC

December 31, 2022

Contents

grant thornton llp Grant Thornton Tower 171 N. Clark Street, Suite 200 Chicago, IL 60601-3370 D +1 312 856 0200 F +1 312 565 4719	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Members
Passport Select: Model Class of FT Alternative Platform I LLC

Opinion

We have audited the financial statements of Passport Select: Model Class of FT Alternative Platform I LLC, (a Delaware limited liability corporation) (the “Fund”), which comprise the statement of assets, liabilities and members’ capital, including the schedule of investments as of December 31, 2022, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for opinion

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ GRANT THORNTON LLP

Chicago, Illinois
June 22, 2023

Passport Select: Model Class of FT Alternative Platform I LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

December 31, 2022

ASSETS

Investments with managers, at fair value (cost $36,050,995)	$43,847,241
TOTAL ASSETS	$43,847,241

LIABILITIES AND MEMBERS’ CAPITAL

Liabilities:
Payable to passport classes	$3,100,621
Total liabilities	3,100,621
Members’ capital	40,746,620
TOTAL LIABILITIES AND MEMBERS’ CAPITAL	$43,847,241

The accompanying notes are an integral part of this statement.

Passport Select: Model Class of FT Alternative Platform I LLC

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2022

Share Class Name	Investment Name	Percentage of Members' Capital	Fair Value	Cost	Country
	Investments with managers
	Arbitrage
ARB002	RiverNorth Institutional Partners, L.P. [a,b]	4.45%	$1,814,788	$1,476,843	United States
ARB002	RiverNorth Capital Partners, L.P. [a,b]	4.43	1,805,209	1,444,278	United States
	Total arbitrage	8.88	3,619,997	2,921,121
	Credit
CR006	DSC Meridian Credit Opportunities
	Onshore Fund LP [a,b,c]	11.18	4,554,929	3,821,145	United States
CR002	Linden Investors LP [a,b]	10.63	4,331,741	2,762,771	United States
	Total credit	21.81	8,886,670	6,583,916
	Event Driven
ED003	Sachem Head LP [a,b,c]	7.20	2,934,847	2,444,138	United States
ED006	Hudson Bay Fund LP [a,b]	7.44	3,029,823	2,706,876	United States
	Total event driven	14.64	5,964,670	5,151,014
	Long/Short Equity
LS006	RA Capital Healthcare Fund LP [a,b,d]	7.91	3,224,032	2,569,510	United States
LS010	Dorsal Capital Partners, L.P. [a,b]	6.96	2,835,906	2,133,071	United States
LS015	Sofinnova Bioequities, LP [a,b]	6.94	2,828,153	2,208,025	United States
LS018	BBCM Onshore Fund LP [a,b]	6.50	2,649,271	2,613,821	United States
LS019	KCL Capital Fund, L.P. [a,b]	6.68	2,721,949	2,670,697	United States
LS022	Prana Absolute Return Fund LP [a,b]	6.78	2,761,978	2,682,120	United States
	Total long/short equity	41.77	17,021,289	14,877,244
	Multi Strategy
MS004	Walleye Opportunities Fund LP [a,b]	10.28	4,189,823	3,302,677	United States
MS	The Infinity Premier Fund (QP), L.P. [a,b]	10.22	4,164,792	3,215,023	United States
	Total multi strategy	20.50	8,354,615	6,517,700
	Investments with managers	107.60%	$43,847,241	$36,050,995

a: Non-income producing.

b: Investments with managers are issued in private placement transactions and as such are restricted to resale.

c: Investments with managers can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the investments with managers.

d: Investments with managers can institute a gate provision on redemptions at the investor level of 20-25% of the fair value of the investment in the investments with managers.

The accompanying notes are an integral part of this statement.

Passport Select: Model Class of FT Alternative Platform I LLC

STATEMENT OF OPERATIONS

Year ended December 31, 2022

Investment income
Interest income	$7,377
Total investment income	7,377
Expenses
Professional fees and other	102,880
Management fee	65,798
Interest expense	579
Total expenses	169,257
Net investment income (loss)	(161,880)
Realized and change in unrealized loss on investments
Net realized loss on investments with managers	(73,929)
Net change in unrealized appreciation (depreciation) on investments with managers	(367,898)
Net realized and change in unrealized loss on investments	(441,827)
Net decrease in members' capital from operations	$(603,707)

The accompanying notes are an integral part of this statement.

Passport Select: Model Class of FT Alternative Platform I LLC

STATEMENT OF CHANGES IN MEMBERS’ CAPITAL

Year ended December 31, 2022

	Managing Member	Other Members	Total Members' Capital
Members' capital at January 1, 2022	$-	$35,123,897	$35,123,897
Capital contributions	-	9,276,543	9,276,543
Capital withdrawals	-	(3,050,113)	(3,050,113)
Allocation of net decrease in members' capital from operations	-	(603,707)	(603,707)
Members' capital at December 31, 2022	$-	$40,746,620	$40,746,620

The accompanying notes are an integral part of this statement.

Passport Select: Model Class of FT Alternative Platform I LLC

STATEMENT of CASH FLOWS

Year ended December 31, 2022

Cash flows from operating activities
Net decrease in members' capital from operations	$(603,707)
Adjustments to reconcile net decrease in members' capital from operations to net cash used in operating activities
Net realized loss on investments with managers	73,929
Net change in unrealized appreciation (depreciation) on investments with managers	367,898
Contributions to investments with managers	(13,400,079)
Withdrawals from investments with managers	5,383,004
Changes in assets and liabilities
Payable to passport classes	1,952,525
Net cash used in operating activities	(6,226,430)
Cash flows from financing activities
Capital contributions	9,276,543
Capital withdrawals	(3,050,113)
Net cash provided by financing activities	6,226,430
NET INCREASE (DECREASE) IN CASH	-
Cash, beginning of year	-
Cash, end of year	$-

The accompanying notes are an integral part of this statement.

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

 NOTE A - ORGANIZATION AND DESCRIPTION OF BUSINESS

Passport Select: Model Class (the “Class”) was organized as a class within the FT Alternative Platform I LLC (the “Fund”) in January 2017 and commenced operations in July 2017. The Fund was organized as a limited liability company on April 15, 2013 under the Delaware Limited Liability Company Act. The investment objective of the Class is to seek to achieve attractive, risk- adjusted rates of return by allocating and reallocating its capital among those single-advisor classes and/or multi-advisor classes of the Fund as selected by the Manager, as defined below, in its discretion. The Fund structures the investment programs of its classes (each an “Intermediate Class”) based upon the specific objective of such Intermediate Class. Each such Intermediate Class in turn provides investors with exposure to a single underlying fund or, in the case of a multi-advisor class, with exposure to a managed portfolio of multiple underlying fund (collectively “Underlying Funds”).

The manager of the Class is First Trust Capital Management, L.P. (the “Manager”), a limited partnership organized under the laws of the state of Delaware. On November 1, 2021, Vivaldi Holdings, LLC (renamed VFT Holdings LP), the controlling member of Vivaldi Capital Management, LLC (renamed Vivaldi Capital Management LP) (“VCM”) partnered with First Trust Capital Partners, LLC in a joint venture to create a new entity called First Trust Capital Solutions L.P. (“FTCS”). Simultaneous with the closing of the joint venture transaction, VCM withdrew as the Manager of the Class, and a subsidiary of FTCS, First Trust Capital Management L.P. was admitted as the successor Manager via investor consent. The Manager is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is responsible for the selection, monitoring and termination of the Investment Advisors, and generally utilizes a multi-step process to select the Investment Advisors who manage the various Underlying Funds.

NAV Consulting, Inc. (the “Administrator”) serves as the administrator of the Class and performs certain administrative and clerical services on behalf of the Class.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

1.	The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

2.	The Class is an investment company that follows the accounting and reporting guidance in FASB Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Use of Estimates

The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results may differ from those estimates.

Cash

The Class maintains cash in a bank deposit account, which, at times, exceeds federally insured limits. The Class believes that there is no credit risk with respect to this account.

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2022

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Investments with Managers

The Class invests in investment entities organized as domestic registered limited partnerships and limited liability companies. Investments with managers are recorded at fair value based on the Class’ pro rata interest in the members’ capital or net assets of the investment entities, which are generally valued at fair value in accordance with the policies established by such investment entities. Members’ capital or net asset valuations are generally derived from audited financial statements as of the end of the year.

Investments with managers are valued at the Net Asset Value (“NAV”) using NAV as a practical expedient of the Underlying Funds at December 31, 2022.

The fair value of certain investments held by the underlying investment entities, which may include private placements and other securities for which values are not readily available, are determined in good faith by the respective underlying investment entities. The estimated fair values may differ from the values that would have been used had a ready market existed for these investments, and the differences could be material.

The resulting net change in unrealized appreciation or depreciation is reflected in the statement of operations and is net of management and incentive fees. Realized gains and losses from the investment entities are recorded on the weighted average cost basis.

Taxation

No provision has been made for Federal and state taxes of the Class since generally the Class is not subject to Federal and state income tax and the members are individually liable for the taxes on their respective shares of the Class’s taxable income or loss.

In accordance with accounting guidance, there are financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.

The Class has reviewed the tax positions for the open tax year ended December 31, 2022 and for material investments and has determined that the provisions of FASB Accounting Standards Codification (ASC) 740, Income Taxes did not have an impact on the Class financial statements or require additional disclosure. No interest or penalty expense was recorded by the Class for the year ended December 31, 2022, or accrued for as of December 31, 2022. Generally, open tax years for federal tax return purposes and most states will be three years from the date the return is filed. However, the statute can be extended if there was a failure to file a necessary tax return.

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2022

NOTE C - FAIR VALUE MEASUREMENT

FASB ASC Topic 820, Fair Value Measurements and Disclosures, provides the framework for measuring fair value and establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy excludes the investments that are valued using NAV as a practical expedient. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are described below:

Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 - Financial assets and liabilities whose values are based on the following:

a.	Quoted prices for similar assets or liabilities in active markets.

b.	Quoted prices for identical or similar assets or liabilities in non-active markets.

c.	Pricing models whose inputs are observable for substantially the full term of the asset or liability.

d.	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect assumptions about the assumptions that a market participant would use in valuing the asset or liability.

NOTE D - INVESTMENTS WITH MANAGERS

At December 31, 2022, the Class had investments with outside or non-affiliated managers. Net realized and change in unrealized loss on investments with managers totaled $441,827 for the year ended December 31, 2022. The valuation of the investments with managers represents the amount the Class would receive if it were to redeem its investments with managers. The Class has the ability to redeem its investments with managers periodically in accordance with the provisions of the respective investment entity’s agreements.

The investment entities in which the Class has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities of both U.S. and foreign issuers, options and futures, forwards, and swap contracts. These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk. Market risk is the risk of potential adverse changes to the value of the financial instruments and their derivatives because of changes in market conditions, such as interest and currency rate movements and volatility in commodity or security prices. Credit risk is the risk of the potential inability of counterparties to perform under the terms of the contracts, which may be in excess of the amounts recorded in the investment entities’ respective statement of assets, liabilities and members’ capital. In addition, several of the investment entities sell securities sold, not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices. Such investment entities’ ultimate obligations to satisfy the sales of securities sold, not yet purchased may exceed the amount recognized on their respective statement of assets, liabilities and members’ capital. However, due to the nature of the Class limited partner interest in these investment entities, the Class risk with respect to such transactions is limited to its investment in each investment entity.

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2022

NOTE D - INVESTMENTS WITH MANAGERS - CONTINUED

The investments with managers provide for compensation to the respective investment managers in the form of management fees (charged periodically as a percent of members’ capital or net assets) and an incentive allocation (charged periodically as a percent of profits), as defined in the respective investment entity agreements. The investments with managers allow for redemptions as provided for in the respective investment entity agreements.

The management agreements of the Underlying Funds provide for compensation to the managers in the form of fees ranging from 0.50% to 2% annually of net assets and performance incentive allocations typically at 20% of net profits earned.

The following table summarizes the Class investments with managers of December 31, 2022. The Class investments with managers have certain redemption and liquidity restrictions which are described in the table below:

	Redemptions	Redemptions	Liquidity Restrictions at
Investments	Notice Period	Permitted	Time of Original Investment
United States, Domiciled
BBCM Onshore Fund LP	60 days	Quarterly	12 Months, with 6% early redemption fee
Dorsal Capital Partners, L.P.	45 days	Quarterly	12 Months, with 5% early redemption fee
DSC Meridian Credit Opportunities Onshore Fund LP	65 days	Quarterly	12 Months, with 5% early redemption fee
Hudson Bay Fund LP	70 days	Quarterly	None
KCL Capital Fund, L.P.	65 days	Quarterly	None
Linden Investors LP	65 days	Quarterly	None
Prana Absolute Return Fund LP	50 days	Quarterly	None
RA Capital Healthcare Fund LP	90 days	Quarterly	12 Months, with 3% early redemption fee
RiverNorth Capital Partners, L.P.	60 days	Monthly	12 Months, with 5% early redemption fee
RiverNorth Institutional Partners, L.P.	60 days	Monthly	12 Months, with 5% early redemption fee
Sachem Head LP	65 days	Quarterly	None
Sofinnova Bioequities, LP	60 days	Quarterly	12 Months, with 5% early redemption fee
The Infinity Premier Fund (QP), L.P.	95 days	Quarterly	None
Walleye Opportunities Fund LP	30 days	Monthly	None

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2022

NOTE E - ALLOCATION OF INCOME/LOSS

A separate book capital account (the “Book Capital Account”) is established for each outstanding Interest of the member. Profits and losses generally are allocated on the last day of each calendar month to the Book Capital Accounts of all Interests of the same Class in proportion to their respective capital account balances.

The Class is hereby offering limited liability company interests (“Interests”) on a private placement basis to sophisticated investors who are (i) “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”), (ii) “qualified purchasers” or “knowledgeable employees” as defined under the Investment Company Act of 1940, as amended, and the regulations promulgated thereunder, and (iii) knowledgeable and experienced in financial and business matters such that they are capable of evaluating the merits and risks of an investment in the Class. Investment in the Class generally is not open to potential investors who are not United States residents or citizens.

Members in each Class bear their share of all trading gain-losses, expenses and fees (including management fee and incentive fee etc.) charged by the relevant Underlying Fund(s).

The Class generally allocates the expenses associated with such Underlying Fund fees and expenses among the members pro rata, based upon their respective Interests, regardless of when each member initially invested in the Class. Because of this, the share of an Underlying Fund’s performance-based fees that is borne by a particular member may not be reflective of the member’s individual investment experience.

Since the Class invests in multiple Underlying Funds, a member may be subject to performance-based fees charged by one or more Underlying Funds with respect to periods in which the Class itself experiences a loss.

NOTE F - MEMBERS’ CAPITAL

The minimum subscription for Interests is $100,000 for initial investments, which minimum may be waived by the Manager in its sole discretion. Existing members may subscribe for additional amounts with a minimum subscription of $100,000, or such lesser amounts as the Manager in its sole discretion may permit.

The Class generally accepts subscriptions for Interests as of the first business day of each calendar month and at such other times as the Manager, in its sole discretion, may permit from time to time (each, a “Closing Date”). Accepted subscribers are admitted to the Class on the relevant Closing Date as members in respect of the Class.

Subject to certain restrictions described herein, a member may, by prior written notice to the Administrator (with a copy to the Manager) received no later than 5:00 p.m. Chicago time on a business day that is at least ninety-five (95) calendar days prior to the requested withdrawal date, or at such other times and upon such conditions as the Manager, in its sole discretion, shall determine, withdraw, in whole or in part, its Interest in such Class as of the last business day of each calendar quarter (each, a “Withdrawal Date”). The Manager, in its sole discretion, may refuse to permit a partial withdrawal if the amount of the partial withdrawal is less than $100,000 or if, following such withdrawal, the withdrawing member would own Interests with a Net Asset Value of less than $100,000.

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2022

NOTE F - MEMBERS’ CAPITAL - CONTINUED

A member generally may not withdraw an Interest as of a particular Withdrawal Date if the capital contribution attributable to such Interest (determined on a “first in, first out” basis) has not been invested in the Class for at least twelve (12) months (the “Lock-Up Period”), unless such Lock-Up Period is waived by the Manager in its sole discretion. With respect to members that have made multiple capital contributions to the Class, the Lock-Up Period applies on an Interest-by-Interest basis.

NOTE G - MANAGEMENT FEE

The Class pays its share of all fees and expenses charged by the Underlying Funds, which results in the layering of fees and expenses. Underlying Funds generally charge a management fee ranging from 1 to 2% annually and a performance-based fee or allocation ranging generally from 15 to 25% of either quarterly or annual new net investment profits (although the fees charged by a particular Underlying Fund may be higher or lower than these rates). The performance-based fees or allocations charged by the Underlying Funds are payable on each Underlying Fund’s separate performance rather than on the performance of the Class as a whole. Accordingly, the Class may be subject to performance-based fees with respect to periods in which the Class itself experiences a loss.

In addition to the fees and expenses charged by the Underlying Funds, members in the Class will also bear their pro rata portion of the Fund’s fees and expenses allocated to the Class, including the management fee and the initial and ongoing organizational, offering and operational expenses of the Fund as described in the memorandum. The Class is not subject to any additional management fees as the result of investing through the Intermediate Classes.

For the year ended December 31, 2022, the Manager earned management fees of $65,798.

NOTE H - RELATED-PARTY TRANSACTIONS

The Class pays all of its administrative expenses including without limitation, audit, legal and accounting expenses.

At December 31, 2022, approximately 59.66% of the members in the Class are affiliates of the Manager.

Passport Select: Model Class of FT Alternative Platform I LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2022

NOTE I - FINANCIAL GUARANTEES

The Class enters into contracts that contain a variety of indemnifications. The Class’ maximum exposure under these arrangements is not known. However, the Class has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE J - FINANCIAL HIGHLIGHTS

The following represents the Class wise ratios to average non-managing members’ capital for the year ended December 31, 2022:

LP
Total other members’ total return	(1.91)%
Ratios to average other members’ capital
Expenses	0.45%
Net investment income (loss)	(0.43)%

The financial highlights are calculated for all the other members of the Class taken as a whole. An individual member’s return and ratios may vary from these returns and ratios based on the timing of capital transactions. The ratios exclude income earned and expenses incurred indirectly by the Underlying Funds.

NOTE K - SUBSEQUENT EVENTS

The Class has evaluated the possibility of subsequent events existing in its financial statements through June XX, 2023, the date the financial statements were available to be issued. The Class has determined that there are no material events that would require disclosure in its financial statements other than those listed below.

From January 1, 2023 through June 22, 2023, the Class accepted additional capital contributions of approximately $19,800 and had additional capital withdrawals of approximately $1,232,000.

First Trust HEDGED STRATEGIES FUND

(A Delaware Statutory Trust)

Financial Statements

For the Period from March 22, 2023 (Date of Organization) to May 31, 2023

First Trust Hedged Strategies Fund

(A Delaware Statutory Trust)

For the Period from March 22, 2023 (Date of Organization) to May 31, 2023

Report of Independent Registered Public Accounting Firm	C-19

Statement of Assets and Liabilities	C-21

Statement of Operations	C-22

Notes to Financial Statements	C-23

grant thornton llp Grant Thornton Tower 171 N. Clark Street, Suite 200 Chicago, IL 60601 D +1 312 856 0200 F +1 312 602 8099	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
First Trust Hedged Strategies Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of First Trust Hedged Strategies Fund (a Delaware statutory trust) (the “Fund”) as of May 31, 2023, the related statement of operations for each of the period from March 22, 2023 (date of organization) to May 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the period from March 22, 2023 (date of organization) to May 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.

Chicago, Illinois
June 22, 2023

FIRST TRUST HEDGED STRATEGIES FUND

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of May 31, 2023

Assets
Cash	$100,000
Receivable from Investment Manager (See Note 2)	71,380
Deferred offering costs (See Note 2)	146,009
Total Assets		$317,389
Liabilities
Payable for offering costs (See Note 2)	146,009
Payable for organizational costs (See Note 2)	71,380
Total Liabilities		$217,389
Net Assets		$100,000
Components of Net Assets:
Paid-in capital		$100,000
Net Assets, May 31, 2023		$100,000
Net assets attributable to:
Class I shares (unlimited shares authorized and 10,000 shares issued and outstanding)		$100,000
Net Asset Value per share outstanding
Class I shares		$10.00

See Notes to Financial Statements.

First Trust Hedged Strategies Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Period from March 22, 2023 (Date of Organization) to May 31, 2023

Income
Investment income	$-

Expenses
Organizational costs	71,380
Less: Reimbursement from the Adviser	(71,380)
Net Expenses	-
Net Investment Income (Loss)	-
Net Investment Income and Net Increase in Net Assets Resulting from Operations	$-

See Notes to Financial Statements.

FIRST TRUST HEDGED STRATEGIES FUND

(A Delaware Statutory Trust)

Notes to Financial Statements

1. Organization

First Trust Hedged Strategies Fund (the “Fund”) is organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that intends to operate as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 22, 2023 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Adviser”) serves as the investment adviser of the Fund. The Fund has been inactive since the date it was organized except for matters relating to the Fund's establishment, designation, and registration of the Fund's shares of beneficial interest (“Shares”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund is a fund of hedge funds and seeks to invest primarily in private investment funds, commonly known as “hedge funds,” managed by multiple third-party investment managers (each, an “Underlying Manager”) that employ a variety of alternative investment strategies (“Investment Funds”).

The Fund offers two separate share classes: Class A Shares and Class I Shares. Class A Shares and Class I Shares are subject to different fees and expenses. Investments in Class A Shares of the Fund are sold subject to a sales charge of up to 4.50% of the purchase amount. There is no sales charge imposed on Class I Shares. Only Class I Shares have been issued as of May 31, 2023. The Fund may offer additional classes of Shares in the future.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Passport Select: Model Class of FT Alternative Platform I LLC (the “Predecessor Fund”), will reorganize with and transfer substantially all of its assets to the Fund in a tax-free transaction. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information), the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are estimated to be approximately $71,380 and $146,009, respectively.

The Investment Adviser has agreed to pay or reimburse the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the Commencement of Operations. Organizational costs incurred by the Fund will be reimbursed by the Investment Adviser and are subject to recoupment by the Investment Adviser in accordance with the Fund's Expense Limitation and Reimbursement Agreement defined and discussed in Note 3. Offering costs, which are also subject to the Expense Limitation and Reimbursement Agreement discussed in Note 3, are accounted for as a deferred charge until Shares are offered to the public and will, thereafter, be amortized to expense over twelve months on a straight-line basis.

Fair Value Measurements

The Administrator (as defined below) calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board of Trustees (the “Board”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

As a general matter, the fair value of the Fund’s interest in a private Investment Fund (i.e., generally a private fund that is excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Valuation Designee values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Between the periodic valuation periods, the NAVs of such Investment Funds are adjusted daily based on the total return that each Investment Fund is estimated by the Valuation Designee to generate during the period. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. First Trust Portfolios L.P. is under no duty to verify any valuations of the Fund’s investments.

Federal Income Taxes

The Fund intends to elect to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes each year. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

Accounting for Uncertainty in Income Taxes. The income tax statement (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the Period from March 22, 2023 (Date of Organization) to May 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

3. Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser an annual rate of 1.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The management fee paid to the Investment Adviser (the “Investment Management Fee”) is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.45% and 1.70% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term of one year from the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated during the Initial Term by the Fund or the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews from year to year. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.45% and 1.70% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit in effect at the time of the recoupment.

4. Other Agreements

Distribution and Services Agreement

The Fund has adopted a distribution and service plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act (the “Distribution and Service Plan”). The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares, respectively, (the “Distribution and Servicing Fee”) to qualified recipients. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class. As noted above, First Trust Portfolios L.P. is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund.

Fund Administration Agreement

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. The Fund pays the Administrator an annual fee calculated as a percentage of the Fund’s net assets. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $75,000 per fund paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator.

5. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

PART C: OTHER INFORMATION

FIRST TRUST HEDGED STRATEGIES FUND

(the “Registrant”)

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is incorporated by reference to Exhibit 2(a)(1) to Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on March 24, 2023.

(a)(2)	Certificate of Trust is incorporated by reference to Exhibit 2(a)(2) to Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on March 24, 2023.

(b)	By-Laws are incorporated by reference to Exhibit 2(b) to Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on March 24, 2023.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Management Agreement is filed herewith.

(h)(1)	Distribution Agreement is filed herewith.

(h)(2)	Distribution and Service Plan is incorporated by reference to Exhibit 2(h)(2) to the Pre-Effective Amendment No.1 Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on June 5, 2023.

(i)	Not applicable.

(j)	Custody Agreement is filed herewith.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

(k)(2)	Expense Limitation Agreement is filed herewith.

(k)(3)	Joint Insured Bond Agreement is filed herewith.

(k)(4)	Joint Liability Insurance Agreement is filed herewith.

(k)(5)	Platform Management Agreement is filed herewith.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Certified Public Accountants and Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit 2(r)(1) to the Pre-Effective Amendment No. 1 Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on June 5, 2023.

(r)(2)	Code of Ethics of First Trust Capital Management L.P. is incorporated by reference to Exhibit 2(r)(2) to the Pre-Effective Amendment No. 1 Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on June 5, 2023.

(r)(3)	Code of Ethics of First Trust Portfolios L.P. is incorporated by reference to Exhibit 2(r)(3) to the Pre-Effective Amendment No. 1 Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on June 5, 2023.

(s)	Not applicable.

(t)	Powers of Attorney is incorporated by reference to Exhibit 2(t) to the Pre-Effective Amendment No. 1 Registrant's Registration Statement on Form N-2 (Reg. No. 811-23857) as previously filed on June 5, 2023.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$1,497
Legal fees	$205,892
Audit fees	$10,000
Printing fees	$0
Blue Sky fees	$0
Transfer Agent Fees	$0
Total	$217,389

Item 28.	Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical or substantially identical to the board of trustees and/or board of managers and/or board of directors of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29.	Number of Holders of Securities

Title of Class	Number of Shareholders*
Class I	1
Class A	0

* As of June 20, 2023.

Item 30.	Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5	Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31.	Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, First Trust Capital Management L.P. (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-122924), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, and/or (2) the Investment Adviser. The address of each is as follows:

1.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

2.	First Trust Capital Management L.P.

225 W. Wacker Drive, 21st Floor

Chicago, IL 60606

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago in the State of Illinois on the 22nd day of June 2023.

First Trust Hedged Strategies Fund

By:	/s/ Michael Peck
	Name:	Michael Peck
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Michael Peck	President	June 22, 2023
Michael Peck

/s/ Chad Eisenberg	Treasurer	June 22, 2023
Chad Eisenberg

*Terrance P. Gallagher	Trustee	June 22, 2023
Terrance P. Gallagher

*David G. Lee	Trustee	June 22, 2023
David G. Lee

*Robert Seyferth	Trustee	June 22, 2023
Robert Seyferth

*Gary Shugrue	Trustee	June 22, 2023
Gary Shugrue

*By:	/s/ Ann Maurer
Secretary
Attorney-In-Fact (pursuant to Power of Attorney)

Exhibit Index

(g)	Investment Management Agreement
(h)(1)	Distribution Agreement
(j)	Custody Agreement
(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement
(k)(2)	Expense Limitation Agreement
(k)(3)	Joint Insured Bond Agreement
(k)(4)	Joint Liability Insurance Agreement
(k)(5)	Platform Management Agreement
(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP
(n)	Consent of Independent Certified Public Accountants and Consent of Independent Registered Public Accounting Firm